                                                                 EXHIBIT 10.30.2

================================================================================

                      CUSTODIAL AND DISBURSEMENT AGREEMENT

                                      AMONG

                      CDC MORTGAGE CAPITAL INC., AS BUYER,

                       OAK STREET MORTGAGE LLC, AS SELLER,

               DEUTSCHE BANK NATIONAL TRUST COMPANY, AS CUSTODIAN,

                                       AND

           DEUTSCHE BANK NATIONAL TRUST COMPANY, AS DISBURSEMENT AGENT

                           Dated as of August 25, 2004

================================================================================

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
Section 1         Definitions....................................................................................    1

Section 2         Delivery of Mortgage File......................................................................    6

Section 3         Asset Schedule and Exception Report; Trust Receipt.............................................    9

Section 4         Obligations of Custodian.......................................................................   13

Section 5         Release of Mortgage Files......................................................................   14

Section 6         Fees and Expenses of Custodian.................................................................   17

Section 7         Removal or Resignation of Custodian and Disbursement Agent.....................................   17

Section 8         Examination of Files, Books and Records........................................................   18

Section 9         Insurance......................................................................................   18

Section 10        Representations and Warranties.................................................................   19

Section 11        Disbursement Agent Duties......................................................................   20

Section 12        No Adverse Interest............................................................................   27

Section 13        Indemnification................................................................................   27

Section 14        Reliance of Custodian..........................................................................   29

Section 15        Term of Agreement..............................................................................   30

Section 16        Notices........................................................................................   30

Section 17        Governing Law..................................................................................   31

Section 18        Authorized Representatives.....................................................................   31

Section 19        Amendment......................................................................................   31

Section 20        Cumulative Rights..............................................................................   31

Section 21        Assignment; Binding Upon Successors............................................................   31

Section 22        Entire Agreement; Severability.................................................................   32

Section 23        Execution in Counterparts......................................................................   32

Section 24        Tax Reports....................................................................................   32

Section 25        Assignment by Buyer............................................................................   32

Section 26        Submission to Jurisdiction; Waivers............................................................   32

Section 27        Confidentiality................................................................................   33

Annex 1               Seller Asset Schedule Delivery Information
Annex 2               Trust Receipt
Annex 3               Custodial Identification Certificate
Annex 4               Review Procedures
Annex 5-A             Request For Release And Receipt
Annex 5-B             Form of Request For Release of Documents And Receipt
Annex 5-C             Request For Release
Annex 6               Authorized Representatives of Buyer
Annex 7               Authorized Representatives of Seller
Annex 8               Authorized Representatives of Custodian
Annex 9               Authorized Representatives of Disbursement Agent
Annex 10              Escrow Instruction Paragraph
Annex 11              Exception Codes
Annex 12              Transmittal & Bailment Letter
Annex 13              Transmittal & Bailment Letter
Annex 14              [Reserved].
Annex 15              Form of Lost Note Affidavit/Assignment of Mortgage
Annex 16              Form of Settlement Report
Annex 17-A            Form of Seller's Release
Annex 17-B            Form of Warehouse Lender's Release
Annex 18              Form of Payment Date Report
Annex 19              Form of Electronic Tracking Agreement
Annex 20              Form of Agreement and Release

            CUSTODIAL AND DISBURSEMENT AGREEMENT ("Agreement") dated as of August 25, 2004 made by and among:

      (i) OAK STREET MORTGAGE LLC, a Delaware limited liability company (including its successors in interest, "Seller");

      (ii) DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian for Buyer pursuant to this Agreement (in such capacity, including its successors in interest and any successor Custodian as permitted hereunder, "Custodian");

      (iii) DEUTSCHE BANK NATIONAL TRUST COMPANY, disbursement agent for Buyer pursuant to this Agreement (in such capacity, including its successors in interest and any successor Disbursement Agent as permitted hereunder, "Disbursement Agent"); and

      (iv) CDC MORTGAGE CAPITAL INC., a New York corporation (including its successors in interest, "Buyer").

                                    RECITALS

            Seller and Buyer are parties to the Master Repurchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Repurchase Agreement"), pursuant to which Seller and Buyer have agreed, subject to the terms and conditions of the Repurchase Agreement, to enter into transactions (each, a "Transaction") in which Buyer has agreed to purchase from time to time from Seller certain Mortgage Loans, with a simultaneous agreement by Seller to repurchase such Mortgage Loans.

            It is a condition precedent to the effectiveness of the Repurchase Agreement that the parties hereto execute and deliver this Agreement to provide for the appointment of Custodian as custodian and Disbursement Agent as disbursement agent hereunder. Accordingly, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

            Unless otherwise defined herein, capitalized terms used herein and defined in the Repurchase Agreement shall have the respective meanings given them in the Repurchase Agreement, and the following terms shall have the following meanings:

            "Affiliate" shall mean with respect to any Person, any "affiliate" of such Person as such term is defined in the Bankruptcy Code.

            "Agency" shall mean Freddie Mac or Fannie Mae, as applicable.

            "Agreement and Release" shall mean a letter in form and substance acceptable to Buyer in its sole discretion, substantially in the form of Annex 20, from a Warehouse Lender to Buyer, (i) unconditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by the Warehouse Lender, and (ii) acknowledging that Warehouse Lender shall remove its name from the Interim Funder field on the MERS(R) System within one Business Day of the related Purchase Date.

            "Applicable Guide" shall mean with respect to Fannie Mae or Freddie Mac, the applicable guide published by either Fannie Mae or Freddie Mac setting forth the requirements each Mortgage Loan needs to satisfy in order to be eligible for purchase by Fannie Mae or Freddie Mac, as such guide may be amended or supplemented from time to time or any other set of criteria established by Fannie Mae or Freddie Mac that a Mortgage Loan must satisfy in order to be eligible for purchase by Fannie Mae or Freddie Mac.

            "Asset Schedule and Exception Report" shall mean a list delivered by Custodian to Buyer on each Business Day, which sets forth the Mortgage Loans held by Custodian for the benefit of Buyer (with Mortgage Loans with Fatal Exceptions clearly identified as such), which includes the exception codes set forth on Annex 11 hereto indicating any Exceptions with respect to each Eligible Asset listed thereon. Each Asset Schedule and Exception Report shall set forth
(a) the Mortgage Loans being sold to Buyer on any applicable Purchase Date as well as the Mortgage Loans previously sold to Buyer and held by Custodian hereunder, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

            "Authorized Representative" shall have the meaning specified in
Section 18.

            "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

            "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the state of New York or any of Custodian, Disbursement Agent, Seller or Buyer is authorized or obligated by law or executive order to be closed.

            "Buyer" shall have the meaning specified in the preamble to this Agreement.

            "Confirmation" shall have the meaning specified in the Repurchase Agreement.

            "Custodial Delivery Failure" shall have the meaning specified in
Section 13(b).

            "Custodial Identification Certificate" shall mean the certificate executed by Seller in connection with the delivery of one or more Mortgage Files to be held by Custodian pursuant to this Agreement, a form of which is attached as Annex 3 hereto.

            "Custodian" shall have the meaning specified in the preamble to this Agreement.

            "Disbursement Account" shall have the meaning specified in Section 11(a)(i).

            "Disbursement Agent" shall have the meaning specified in the preamble to this Agreement.

            "Edit Check" shall mean a review conducted by the Disbursement Agent in accordance with the Edit Check Procedures.

            "Edit Check Agreement" shall mean the separate letter agreement, if any, between Disbursement Agent and Buyer setting forth the Edit Check Procedures, as may be amended from time to time.

            "Edit Check Procedures" shall mean, if an Edit Check Agreement has been entered into, those certain edit check procedures set forth in the Edit Check Agreement, and if no Edit Check Agreement has been entered into, none.

            "Electronic Agent" shall mean MERSCORP, INC, and its successors in interest.

            "Electronic Tracking Agreement": The Electronic Tracking Agreement, in a form substantially similar to the form set forth as Annex 19 hereto, among Buyer, Seller, Custodian, Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time; provided that if no Mortgage Loans are or will be MERS Designated Mortgage Loans, all references herein to the Electronic Tracking Agreement shall be disregarded.

            "Electronic Transmission" shall mean the delivery of information in an electronic format acceptable to the applicable recipient thereof. An Electronic Transmission shall be considered written notice for all purposes hereof (except when a request or notice by its terms requires execution).

            "Escrow Instruction Letter" shall mean the instructions from Seller to the Settlement Agent which include the paragraph set forth on Annex 10 hereto.

            "Exception" shall mean, with respect to any Mortgage Loan, any variances from the delivery requirements of Section 2 hereof that are not Fatal Exceptions with respect to the Mortgage Files (giving effect to Seller's right to deliver certified copies in lieu of original documents in certain circumstances) and indicating such exceptions using the codes set forth on Annex 11 hereto.

            "Fannie Mae" shall mean the Federal National Mortgage Association, and its successors in interest.

            "Fatal Document Exception" shall mean, with respect to any Mortgage Loan, (i) any variance from the requirements of Section 2(i)(A), (B), (D), (F) or (J) hereof with respect to the Mortgage Files (giving effect to Seller's right to deliver certified copies in lieu of original documents in certain circumstances); (ii) that the documents in the Mortgage Files referred to in the preceding clause (i) have been reviewed by Custodian in accordance with the Review Procedures (other than the Review Procedures set forth in 8, 9 and 10 thereof) and do not appear on their face to be regular or to relate to such Mortgage Loan, (iii) any exception indicated as a Fatal Exception on Annex 11 hereto, or (iv) any Mortgage Loan with respect to which Custodian receives written notice or has actual knowledge of a lien or security interest in favor of a Person other than Buyer with respect to such Mortgage Loan.

            "Fatal Document Exception Report" shall mean a report delivered by Custodian to Seller and Buyer setting forth all Mortgage Loans with Fatal Document Exceptions.

            "Fatal Exception" shall mean a Fatal Document Exception or a Fatal Information Exception.

            "Fatal Information Exception" shall mean, with respect to any Mortgage Loan, (i) that any of the information required pursuant to all fields set forth on Annex 1 hereto is not set forth with respect to such Mortgage Loan in the related Seller Asset Schedule delivered to the Disbursement Agent with the Transaction Request, (ii) a Mortgage Loan that fails the Edit Check Procedure or (iii) the related Transaction Request sets forth a Purchase Price, Pricing Rate or Asset Value that is not identical to the Purchase Price, Pricing Rate or Asset Value calculated by the Disbursement Agent.

            "Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation, and its successors in interest.

            "Governmental Authority" shall mean, with respect to any Person, any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its subsidiaries or any of their properties.

            "Interim Funder" shall mean with respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

            "MERS" shall mean Mortgage Electronic Registration Systems, Inc., and its successors in interest.

            "MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 3 of the Electronic Tracking Agreement.

            "MERS Identification Number" shall mean the eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.

            "MERS Procedures Manual" shall mean the MERS Procedures Manual attached as Exhibit B to the Electronic Tracking Agreement, as it may be amended, supplemented or modified from time to time.

            "MERS Report" shall mean the schedule listing MERS Designated Mortgage Loans and other information prepared by an electronic agent pursuant to the Electronic Tracking Agreement.

            "MERS(R) System" shall mean an electronic agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

            "Mortgage File" shall mean, as to each Mortgage Loan, those documents listed in Sections 2(i), 2(ii) or 2(iii) that are delivered to Custodian or which at any time come into the possession of Custodian.

            "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

            "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

            "Release Limit" shall have the meaning specified in Section 5(a).

            "Repurchase Agreement" shall have the meaning specified in the Recitals.

            "Request for Release" shall mean a request of Seller in the form of Annex 5-A, 5-B, or 5-C, hereto.

            "Required Delivery Item" shall have the meaning specified in Section 3(a).

            "Required Delivery Time" shall have the meaning specified in Section 3(a).

            "Required Party" shall have the meaning specified in Section 3(a).

            "Review Procedures" shall have the meaning specified in Section
3(c).

            "Seller Asset Schedule" shall mean a list of Eligible Assets delivered by Seller to Disbursement Agent and Buyer pursuant to Section 3(c) of the Repurchase Agreement, and provided in electronic format, setting forth, as to each Eligible Asset, the applicable information specified on Annex 1 to this Agreement.

            "Seller Funded Wire Amount" shall have the meaning specified in
Section 11(a)(ii).

            "Seller's Release" shall mean a letter, in the form of Annex 17-A, delivered by Seller when no Warehouse Lender has an interest in a Mortgage Loan, unconditionally releasing all of Seller's right, title and interest in such Mortgage Loan upon receipt of the Purchase Price by Seller.

            "Seller's Wire Instructions" shall mean the wire instructions, set forth in a letter in the form of Exhibit A to Seller's Release, to be used for the payment of funds to Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

            "Settlement Account" shall have the meaning specified in Section 11(a)(iii).

            "Settlement Agent" shall mean, with respect to any Transaction, the entity approved by Buyer, in its sole discretion, which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated, to which the proceeds of such Transaction are to be wired pursuant to Section 3 of the Repurchase Agreement.

            "Settlement Report" shall have the meaning specified in Section
11(e).

            "Transaction Account" shall mean any of the Disbursement Account, the Settlement Account or the Wire-out Account.

            "Trust Receipt" shall mean a trust receipt in the form annexed hereto as Annex 2 delivered to Buyer by Custodian covering all of the Mortgage Loans subject to this Agreement from time to time, as reflected on the Asset Schedule and Exception Report attached thereto in accordance with Section 3(e).

            "Warehouse Lender" shall mean any lender providing financing to Seller for the purpose of warehousing, originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans to be purchased by Buyer.

            "Warehouse Lender's Release" shall mean a letter, in the form of Annex 17-B, from a Warehouse Lender to Buyer, unconditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by the Warehouse Lender.

            "Warehouse Lender's Wire Instructions" shall mean the wire instructions, set forth in a letter in the form of Exhibit A to the Warehouse Lender's Release, from a Warehouse Lender to Buyer, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            "Wet-Ink Delivery Date" shall mean the day required pursuant to
Section 2(ii)(B).

            "Wire Amount" shall mean the amount to be wired to the Warehouse Lender or Seller in accordance with the Warehouse Lender's Release or Seller's Release, as applicable, for any Mortgage Loan which is not a Wet-Ink Mortgage Loan and shall mean the amount to be wired to the Settlement Agent pursuant to the Escrow Instruction Letter in the case of a Wet-Ink Mortgage Loan.

            "Wire-out Account" shall have the meaning specified in Section 11(a)(ii).

SECTION 2. DELIVERY OF MORTGAGE FILE.

            Seller shall release to Custodian the following original documents pertaining to each Eligible Asset in accordance with the required delivery times set forth in Section 3(a), each of which Mortgage Loans shall be identified in the related Seller Asset Schedule:

      (i)   With respect to each Eligible Asset (other than a Wet-Ink Mortgage
            Loan):

            (A) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Eligible Asset was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Eligible Asset was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

            (B) The original Mortgage with evidence of recording thereon, or a copy thereof certified by Seller, the title company, the Settlement Agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office, and a conformed recorded copy to follow as soon as the same is received by Seller, and, with respect to MERS Designated Mortgage Loans, (a) the Mortgage names MERS as the "mortgagee" or "beneficiary" thereof (or MERS is reflected as the current mortgagee pursuant to an assignment of mortgage with evidence of recording thereon and reflecting a complete chain of title from the named originator in the Mortgage) and (b) in reviewing the Mortgage, the Custodian shall confirm that each MERS Designated Mortgage Loan has been issued a MERS Identification Number;

            (C) The originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, or a copy thereof certified by Seller, the title company, the Settlement Agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office;

            (D) The original Assignment of Mortgage in blank for each Eligible Asset, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Eligible Asset was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Eligible Asset was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]"), except in the case of such Eligible Asset that has been originated in the name of or assigned to MERS and registered under the MERS(R) System;

            (E) The originals of all intervening assignments of mortgage, if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee (or, in the case of a MERS Designated Mortgage Loan, MERS) or a copy thereof certified by Seller, the title company, the Settlement Agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office;

            (F) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same;

            (G) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Eligible Asset;

            (H) If any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by Seller to be a true and correct copy of the original;

            (I) Either a Seller's Release or a Warehouse Lender's Release;

            (J) In the case of a MERS Designated Mortgage Loan where any Person is named in the Interim Funder field on the MERS(R) System, an Agreement and Release;

            (K) With respect to each High Cost Loan, a notice of assignee's liability under the Homeowner and Equity Protection Act of 1994, P.L. 103-325, 108 Stat 2160; and

            (L) an original release letter for each Eligible Asset which has been the subject of a prior interest of which an Authorized Representative of the Custodian has actual knowledge;

provided, however, that as to the documents listed in clauses (B), (C) and (E) above which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time of such transfer, and in lieu of delivering such original documents or conformed copies where permitted, Seller has delivered to Custodian a true copy thereof, Seller shall deliver such original documents, together with any related policy of title insurance not previously delivered, on behalf of Seller to Custodian promptly after they are received.

      (ii)  With respect to each Wet-Ink Mortgage Loan:

            (A) To the extent requested by Buyer, Seller shall (or shall cause the Settlement Agent to) send Custodian a facsimile of each Escrow Instruction Letter with respect to all Wet-Ink Mortgage Loans to be purchased on each Purchase Date.

            (B) No later than eight (8) Business Days following the applicable Purchase Date, Seller shall deliver to Custodian the documents listed in
      Section 2(i).

      (iii) With respect to all Mortgage Files:

            (A) From time to time, Seller shall forward to Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by Seller, in accordance with the terms of the Repurchase Agreement, and upon receipt of any such other documents, Custodian shall hold such other documents as Buyer shall request from time to time.

            (B) With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to

      Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Custodian a copy thereof certified by Seller, the title company, the Settlement Agent or the closing attorney to be a true and correct copy of the original that has been duly delivered to the appropriate recording office, with a conformed recorded copy to follow as soon as the same is received by Seller.

SECTION 3. ASSET SCHEDULE AND EXCEPTION REPORT; TRUST RECEIPT.

            (a) With respect to each category of Eligible Asset, Seller shall provide to the indicated required parties (each, a "Required Party") the required delivery items (each, a "Required Delivery Item") set forth in the table below by the corresponding required delivery time (the "Required Delivery Time"):

        ELIGIBLE ASSET            REQUIRED DELIVERY TIME             REQUIRED DELIVERY ITEMS              REQUIRED PARTY
        --------------            ----------------------             -----------------------              --------------
Mortgage Loans (other than  6:00 p.m. New York time, one (1)    A preliminary Transaction Request   Disbursement Agent and Buyer
Wet-Ink Mortgage Loans) on  Business Day prior to the           for the Mortgage Loans (other than
initial Purchase Date       Purchase Date                       Wet-Ink Mortgage Loans) requested
                                                                to be purchased the next Business
                                                                Day (delivered by Electronic
                                                                Transmission)

                            8:00 a.m. New York time, on the     The final Transaction Request for   Custodian,
                            Purchase Date                       the  Mortgage Loans (other than     Disbursement Agent and Buyer
                                                                Wet-Ink Mortgage Loans), together
                                                                with a Seller Asset Schedule
                                                                containing the information set
                                                                forth on Annex 1 hereto
                                                                (delivered by Electronic
                                                                Transmission)

                            For up to 250 Mortgage Files,       All documents required to be        Custodian
                            6:00 p.m. New York time, one        delivered pursuant to Section
                            (1)Business Day prior to the        2(i), together with a Custodial
                            Purchase Date                       Identification Certificate

                            For delivery of each additional
                            250 Mortgage Files, one additional
                            Business Day prior to the
                            Purchase Date

Wet-Ink Mortgage Loans on   8:00 a.m. New York time, on the     A preliminary Transaction Request   Disbursement Agent and Buyer
initial Purchase Date       Purchase Date.                      for the Wet-Ink Mortgage Loans
                                                                requested to be purchased on such
                                                                Business Day

                            1:00 p.m. New York time, on the     A final Transaction Request for     Custodian, Disbursement Agent
                            Purchase Date                       the Wet-Ink Mortgage Loans,         and Buyer
                                                                together with a Seller Asset
                                                                Schedule containing the
                                                                information set forth on Annex 1
                                                                hereto (delivered by Electronic
                                                                Transmission)

                                                                All documents required to be        Custodian
                                                                delivered pursuant to Section
                                                                2(ii)(A)

Wet-Ink Mortgage Loans      For delivery of up to 250 Mortgage  Transaction Request, together       Custodian, Disbursement
converting to dry           Files, 6:00 p.m. New York one (1)   with a Seller Asset Schedule        Agent and Buyer
Mortgage  Loans             Business Day prior to the Wet-Ink   containing the information set
                            Delivery Date                       forth on Annex 1 hereto
                                                                (delivered by Electronic
                                                                Transaction )

                            For delivery of each additional
                            250 Mortgage Files, one additional
                            Business Day prior to the
                            Wet-Ink Delivery Date

                                                                All documents required to be        Custodian
                                                                delivered pursuant to Section
                                                                2(ii)(B), together with a
                                                                Custodial Identification
                                                                Certificate

            If the Custodian has received each applicable Required Delivery Item by the Required Delivery Time set forth above, then Custodian will deliver to Buyer and Disbursement Agent, by Electronic Transmission, no later than 12:00 noon New York time on the Purchase Date, an Asset Schedule and Exception Report for each Mortgage Loan (clearly identifying each Mortgage Loan with a Fatal Document Exception as such) sold hereunder on such date, with Exceptions identified by Custodian as current as of the date and time of delivery of such Asset Schedule and Exception Report.

            Upon receipt of a Transaction Request and the related Seller Asset Schedule from the Seller, Disbursement Agent shall confirm via Electronic Transmission, the receipt of such request with Seller and Buyer. Upon discovery by the Custodian of a Fatal Document Exception, the Custodian shall immediately send to Seller, Disbursement Agent and Buyer, by Electronic Transmission, an Asset Schedule and Exception Report listing such Fatal Document Exceptions. The Custodian's Electronic Transmission to each of Seller, Disbursement Agent and Buyer of an Asset Schedule and Exception Report which contains Mortgage Loans with Fatal Document Exceptions, shall be sent "confirm receipt" or by some other means such that Custodian has a reasonable belief that such notice has been received by the addressee. In the event Custodian has not received all documents required to be delivered pursuant to Section 2(ii)(B) with respect to a Wet-Ink Mortgage Loan on or before the eighth (8th) Business Day after the related Purchase Date, Custodian shall immediately notify Buyer, Seller and Disbursement Agent by Electronic Transmission of such failure.

            (b) Custodian shall deliver to Buyer, no later than 5:00 p.m. New York time on each Purchase Date, a Trust Receipt in respect of all Mortgage Loans (including Wet-Ink Mortgage Loans) sold to Buyer on such Purchase Date and any prior Purchase Date and held by Custodian hereunder, and shall deliver to each of Buyer and Disbursement Agent an Asset Schedule and Exception Report for Mortgage Loans that are not Wet-Ink Mortgage Loans and a detailed listing of all Wet-Ink Mortgage Loans. Each Asset Schedule and Exception Report and detailed listing of Wet-Ink Mortgage Loans delivered by Custodian to Buyer and Disbursement Agent shall supersede and cancel the Asset Schedule and Exception Report and detailed listing of Wet-Ink Mortgage Loans previously delivered by Custodian to Buyer and Disbursement Agent hereunder, and shall replace the then existing Asset Schedule and Exception Report and detailed listing of Wet-Ink Mortgage Loans to be attached to the Trust Receipt. Custodian shall incorporate into each Asset Schedule and Exception Report delivered to Buyer and Disbursement Agent pursuant to this Section 3(b) all updated information with respect to the outstanding principal balance and interest paid on each Mortgage Loan delivered to Custodian by either Disbursement Agent or Buyer. Custodian shall also deliver to Seller, Buyer and Disbursement Agent no later than 5:00 p.m. New York time on each Business Day, by Electronic Transmission, a daily aging report setting forth such information as may be reasonably required by Buyer (the "Daily Aged Report"). Custodian shall monitor each Mortgage Loan on a daily basis in order that all information set forth on the Daily Aged Report is accurate as of the time such Daily Aged Report is delivered. Disbursement Agent shall provide to Custodian all information in its possession that Custodian requires in order to complete and deliver each Daily Aged Report. In no event shall Custodian list any Mortgage Loan on an Asset Schedule and Exception Report if Custodian has not yet reviewed the related Mortgage File.

            (c) Each Asset Schedule and Exception Report shall list all Exceptions using such exception codes as are set forth on Annex 11 hereto, as may be amended from time to time and shall clearly identify all Mortgage Loans with Fatal Exceptions. With respect to any Mortgage Loan with a Fatal Exception which is listed on the Asset Schedule and Exception Report, such Mortgage Loan shall have an asset value of zero for purposes of the Repurchase Agreement and this Agreement until the related Fatal Exception ceases to exist. The delivery of each Asset Schedule and Exception Report to Buyer and Disbursement Agent shall be Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered in respect of each Mortgage Loan pursuant to Section 2 of this Agreement have been delivered and are in the possession of Custodian as part of the Mortgage File for such Mortgage Loan, (ii) Custodian is holding each Mortgage Loan identified on the Asset Schedule and Exception Report, pursuant to this Agreement, as the bailee of and custodian for Buyer and/or its designees and (iii) all such documents have been reviewed by Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in
Section 2 of this Agreement and the review procedures attached hereto as Annex 4 (the "Review Procedures").

            (d) In connection with an Asset Schedule and Exception Report delivered hereunder by Custodian, Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, Seller and Buyer hereby give Custodian notice that from and after the Purchase Date, Buyer shall own each Mortgage Loan identified on an Asset Schedule and Exception Report until such time that Custodian receives written notice from Buyer or Disbursement Agent that Buyer no longer owns such Mortgage Loan. In the event that Buyer does not purchase the Eligible Assets proposed to be purchased from Seller prior to 5:00 p.m. New York time on such Purchase Date, upon written notice thereof from Seller, acknowledged by Buyer, or notice from Disbursement Agent thereof, Custodian shall hold or release to Seller, pursuant to Seller's written instructions, the Mortgage Loans in respect of the Asset Schedule and Exception Report delivered by Custodian on such Purchase Date.

            (e) Notwithstanding anything to the contrary set forth herein, in the event that the Asset Schedule and Exception Report or detailed listing of Wet-Ink Mortgage Loans attached to the Trust Receipt is different from the most recently delivered Asset Schedule and Exception Report or detailed listing of Wet-Ink Mortgage Loans, then the most recently delivered Asset Schedule and Exception Report or detailed listing of Wet-Ink Mortgage Loans shall control and be binding upon the parties hereto.

SECTION 4. OBLIGATIONS OF CUSTODIAN.

            (a) Custodian shall maintain continuous custody of all items constituting the Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of Buyer therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

            (b) With respect to the documents constituting each Mortgage File requested to be purchased by Buyer, Custodian shall (i) act exclusively as the bailee of, and custodian for, Buyer, (ii) hold all documents constituting such Mortgage File received by it for the exclusive use and benefit of Buyer, and
(iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by Buyer; provided, however, that in the event of a conflict between the terms of this Agreement and such written instructions of Buyer, Buyer's written instructions shall control.

            (c) In the event that (i) Buyer, Seller or Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or
(ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. Custodian shall, to the extent permitted by law, continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed by Buyer which shall give a direction consistent with such determination. Expenses of Custodian incurred as a result of such proceedings shall be borne by Seller.

SECTION 5. RELEASE OF MORTGAGE FILES.

            (a) From time to time until Custodian is otherwise notified by Buyer in writing (unless such notice is given by the Disbursement Agent in accordance with Section 11), which notice shall be given by Buyer (or Disbursement Agent in accordance with Section 11) only following the occurrence of a Default or an Event of Default, Custodian shall, upon receipt of written request of Seller, release documentation relating to Mortgage Loans in the possession of Custodian to Seller or its designee, for the purpose of correcting documentary deficiencies relating thereto against a Request for Release and Receipt delivered by Electronic Transmission by Seller in the form of Annex 5-A hereto. The preceding sentence respecting release to Seller, or its designee, of Custodian's Mortgage Files shall be operative only to the extent that at any time Custodian shall not have released to Seller or its designee pursuant to clause (a) or (b) of this Section 5, Mortgage Files pertaining to Mortgage Loans at the time being held by Custodian on behalf of Buyer with an aggregate outstanding principal balance greater than $500,000 (the "Release Limit"). In the event Seller or its designee requests the release of a Mortgage File to Seller or its designee with respect to a Mortgage Loan, which release would result in Custodian having released Mortgage Files pertaining to Mortgage Loans at the time being held by Custodian on behalf of Buyer with an aggregate outstanding principal balance greater than the Release Limit, Custodian shall notify Buyer and obtain written acknowledgment from Buyer prior to such requested release. Custodian shall promptly notify Buyer in its Daily Report that it has released any Mortgage File to Seller or its designee. Seller or its designee shall hold each Mortgage File delivered to it pursuant to this Section 5(a) as bailee for Buyer. Seller or its designee shall return to Custodian each document previously released from Custodian's

Mortgage File within twelve (12) calendar days of receipt thereof other than in the case of payment in full or liquidation of a Mortgage Loan or as provided in
Section 5(e). Seller hereby further covenants to Buyer and Custodian that any such request by Seller for release of Mortgage Loan Documents pursuant to this
Section 5(a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such Mortgage Loan Documents to Custodian for ultimate sale or exchange and that Seller has requested such release in compliance with all terms and conditions of such release set forth herein and in the Repurchase Agreement. Notwithstanding anything to the contrary contained in the foregoing, Mortgage Notes shall be released only for the purpose of (i) ultimate sale or exchange or (ii) presentation, collection, renewal or registration of transfer.

            (b) From time to time until Custodian is otherwise notified by Buyer in writing (unless such notice is given by the Disbursement Agent in accordance with Section 11), which notice shall be given by Buyer (or Disbursement Agent in accordance with Section 11) only following the occurrence of a Default or an Event of Default, and as appropriate for the servicing of any of the Mortgage Loans, Custodian shall, upon written receipt from Seller or its designee of a Request for Release of Documents and Receipt in the form of Annex 5-B hereto, release to Seller or its designee the Mortgage File or the documents set forth in such request relating to Mortgage Loans in the possession of Custodian. The preceding sentence respecting release to Seller, or its designee, of Custodian's Mortgage Files shall be operative only to the extent that at any time Custodian shall not have released to Seller or its designee pursuant to clause (a) or (b) of this Section 5, Mortgage Files pertaining to Mortgage Loans at the time being held by Custodian on behalf of Buyer with an aggregate outstanding principal balance greater than the Release Limit. In the event Seller or its designee requests the release of a Mortgage File to Seller or its designee with respect to a Mortgage Loan, which release would result in Custodian having released Mortgage Files pertaining to Mortgage Loans at the time being held by Custodian on behalf of Buyer with an aggregate outstanding principal balance greater than the Release Limit, Custodian shall notify Buyer in its Daily Report and obtain written acknowledgment from Buyer prior to such requested release. Custodian shall promptly notify Buyer that it has released any Mortgage File to Seller or its designee. Seller or its designee shall hold each Mortgage File delivered to it pursuant to this Section 5(b) as bailee for Buyer. Seller or its designee shall return to Custodian each document previously released from Custodian's Mortgage File within twelve (12) calendar days of receipt thereof other than in the case of payment in full or liquidation of a Mortgage Loan or as provided in
Section 5(e). Seller hereby further covenants to Buyer and Custodian that any such request by Seller or its designee for release of Mortgage Loan Documents pursuant to this Section 5(b) shall be solely for the purposes of servicing of any of the Mortgage Loans and that Seller has requested such release in compliance with all terms and conditions of such release set forth herein and in the Repurchase Agreement. Notwithstanding anything to the contrary contained in the foregoing, Mortgage Notes shall be released only for the purpose of (i) ultimate sale or exchange or (ii) presentation, collection, renewal or registration of transfer.

            (c) (i) From time to time Custodian is hereby authorized, upon receipt of written request of Seller to release Mortgage Files in the possession of Custodian to a third party purchaser for the purpose of resale thereof against a Request for Release executed by Seller which must be consented to by Buyer in the form of Annex 5-C hereto. Buyer shall have no obligation to consent to any such Request for Release after the occurrence and during the continuance of a Default or an Event of Default. On such Request for Release, Seller shall indicate the Mortgage Loans to be sold, the purchase price for such Mortgage Loan anticipated to be received, the name and address of the third party purchaser, the preferred method of delivery, and the date of desired delivery. If such Mortgage Loan is not sold within thirty (30) days, Seller or its designee shall return to Custodian each document previously released from Custodian's Mortgage File within thirty (30) days of receipt thereof.

                        (ii) Any transmittal of documentation for Mortgage Loans in the possession of Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached as Annex 12 hereto, duly completed by Custodian and executed by Custodian. Any transmittal of documentation for Mortgage Loans in the possession of Custodian in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage-backed security (an "MBS") will be under cover of a transmittal letter substantially in the form attached as Annex 13 hereto. Promptly upon (x) the remittance by such third-party purchaser of the full purchase price of the Mortgage Loan or (y) the issuance of such MBS, Buyer shall notify Custodian in writing thereof.

            (d) [Reserved].

            (e) So long as no Default or Event of Default has occurred and is continuing, Custodian and Buyer shall take such steps as they may reasonably be directed from time to time by Seller in writing, which Seller deems necessary and appropriate, to transfer promptly and deliver to Seller any Mortgage File in the possession of Custodian relating to any Mortgage Loan which was previously a Purchased Asset but which Seller, with the written consent of Buyer, has notified Custodian has ceased to be an Eligible Asset or the release of which would not cause Seller to violate Section 4 of the Repurchase Agreement. In furtherance of the foregoing, upon receipt of written request from Seller in the form of Annex 5-B hereto, which must be acknowledged by Buyer, Custodian shall release to Seller the requested Mortgage Files.

            (f) Following written notification by Buyer (or Disbursement Agent in accordance with Section 11)(which may be by facsimile) to Custodian that a Default or an Event of Default has occurred and is continuing, Custodian shall not release, or incur any liability to Seller or any other Person for refusing to release, any item relating to a Purchased Asset to Seller or any other Person without the express prior written consent and at the direction of Buyer.

            (g) Custodian shall at all times monitor any release of Purchased Assets under this Section 5, and shall track the period of time which has elapsed for any such release of Purchased Assets required to be returned and shall report such information to Buyer daily and in the same manner as Custodian provides an Asset Schedule and Exception Report.

            (h) Prior to any shipment of Mortgage Files hereunder, Seller shall deliver to Custodian written instructions as to the method of shipment and shippers(s) Custodian is to utilize in connection with the transmission of Mortgage Files or other loan documents in the performance of Custodian's duties hereunder. Seller shall arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with the instructions) and will maintain such insurance against loss or damage to Mortgage Files or other loan documents as Buyer deems appropriate. Without limiting the generality of the provisions of
Section 13(a), it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to Seller arising out of actions of Custodian consistent with the instructions of Seller except to the extent such losses or damages arise due to the Custodian's gross negligence or willful misconduct. In the event Custodian does not receive such written instructions, Custodian shall be authorized to utilize any nationally recognized courier service.

            (i) Following any permanent release of a Mortgage File hereunder, pursuant to Sections 5(c) or (e), payment in full of a Mortgage Note or other complete liquidation, Custodian shall reflect such release in an updated Asset Schedule and Exception Report. Unless such updated report is requested by Buyer, Seller or Disbursement Agent (in which case, Custodian shall provide such report to Buyer, Seller and Disbursement Agent within one (1) Business Day), such release shall be reflected in the next Asset Schedule and Exception Report otherwise required to be delivered by Custodian.

SECTION 6. FEES AND EXPENSES OF CUSTODIAN.

            Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Seller, the payment of which fees, together with Custodian's expenses in connection herewith, shall be solely the obligation of Seller. The failure of Seller to pay any such fees shall not excuse the performance by Custodian of any of its obligations hereunder. The obligations of Seller to pay Custodian such fees and reimburse Custodian for such expenses in connection with services provided by Custodian prior to the termination of this Agreement and the earlier of the resignation or removal of Custodian shall survive such termination, resignation or removal.

SECTION 7. REMOVAL OR RESIGNATION OF CUSTODIAN AND DISBURSEMENT AGENT.

            (a) Custodian or Disbursement Agent may at any time resign and terminate their obligations under this Agreement upon at least (180) days' prior written notice to Seller and Buyer. Promptly after receipt of notice of Custodian's or Disbursement Agent's resignation, as applicable, Buyer shall appoint, by written instrument, a successor custodian or a successor disbursement agent, as applicable, subject to written approval by Seller (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of Seller, Custodian and the successor custodian. In the event that no successor custodian or disbursement agent shall have been appointed within such 180 day notice period, Custodian or Disbursement Agent, as applicable, may petition any court of competent jurisdiction to appoint a successor custodian or disbursement agent, as the case may be.

            (b) Buyer, upon at least (30) days' prior written notice to Custodian, Disbursement Agent and Seller, may remove and discharge Custodian and Disbursement Agent (or any successor custodian and disbursement agent thereafter appointed) from the performance of its obligations under this Agreement. Promptly after the giving of notice of removal of Custodian and Disbursement Agent, Buyer shall appoint, by written instrument, a successor custodian and disbursement agent, which appointment shall require no other approval. One original counterpart of such instrument of appointment shall be delivered to each of Buyer, Seller, Custodian, Disbursement Agent and the successor custodian and disbursement agent.

            (c) In the event of any such resignation or removal, Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Mortgage Files being administered under this Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by Buyer. The cost of the shipment of Mortgage Files arising out of the resignation of Custodian shall be at the expense of Custodian; provided, however, that if the sole reason for Custodian's resignation is due to the non-payment of the fees and expenses due to it hereunder by Seller, then the shipment cost of such shipment of Mortgage Files shall not be an expense of Custodian, but shall be at the expense of Seller. Any cost of shipment arising out of the removal of Custodian shall be at the expense of Seller. Seller shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

SECTION 8. EXAMINATION OF FILES, BOOKS AND RECORDS.

            Upon twenty-four (24) hours' prior written notice to Seller and Custodian and at Seller's expense, Buyer, Seller and each of their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine, inspect, and make copies of, the Mortgage Files and any and all documents, records and other instruments or information in the possession of or under the control of Custodian relating to any or all of the Mortgage Loans.

SECTION 9. INSURANCE.

            (a) At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond and document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae or Freddie Mac in the Applicable Guide. A certificate of an Authorized Representative of Custodian shall be furnished to Seller and Buyer, upon written request, stating that such insurance is in full force and effect.

            (b) At its own expense, Disbursement Agent shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, all as is customary for insurance typically maintained by institutions which act as Disbursement Agents with duties similar to those of the Disbursement Agent herein. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae or Freddie Mac in the Applicable Guide. A certificate of an Authorized Representative of Disbursement Agent shall be furnished to Seller and Buyer, upon written request, stating that such insurance is in full force and effect.

SECTION 10. REPRESENTATIONS AND WARRANTIES.

            (a) Custodian represents and warrants to Buyer and Seller that:

            (i) Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

            (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

            (iii) this Agreement has been duly executed and delivered on behalf of Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

            (iv) Custodian is not an Affiliate of Seller.

            (b) Disbursement Agent represents and warrants to Buyer and Seller that:

            (i) Disbursement Agent has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

            (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Disbursement Agent) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

            (iii) this Agreement has been duly executed and delivered on behalf of Disbursement Agent and constitutes a legal, valid and binding obligation of Disbursement Agent enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

            (iv) Disbursement Agent is not an Affiliate of Seller.

            (c) Seller hereby makes to Custodian the same representations and warranties that Seller makes to Buyer under Section 10 of the Repurchase Agreement.

SECTION 11. DISBURSEMENT AGENT DUTIES.

            (a) Establishment of Disbursement Account, Wire-out Account and Settlement Account.

            (i) Disbursement Agent shall establish and maintain a disbursement account (the "Disbursement Account") for and on behalf of Buyer entitled "Disbursement Account, Deutsche Bank National Trust Company, as Disbursement Agent for CDC Mortgage Capital Inc." Account Number 42138. The Disbursement Account shall be owned by and under the exclusive dominion and control of Buyer. None of Disbursement Agent, Seller nor any other Person claiming on behalf of or through Seller or Disbursement Agent shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided herein, withdraw any funds from, the Disbursement Account. Unless Disbursement Agent shall receive notice in writing from Buyer to the contrary by 10:00 a.m. New York time on any applicable Business Day, Disbursement Agent is hereby authorized by Buyer to disburse funds deposited in the Disbursement Account on such Business Day in accordance with this Agreement. Funds retained in the Disbursement Account shall remain uninvested. Disbursement Agent shall reconcile the Disbursement Account on a daily basis. Unless otherwise instructed by Buyer in writing, before the close of business on each Business Day, Disbursement Agent shall withdraw all collected amounts as of 5:00 p.m. New York time then standing to the credit of the Disbursement Account and deposit such amounts into the following account maintained by
      Buyer: Bank of New York, for the A/C of CDC Mortgage Capital Inc., ABA#021000018, Account #GLA 111569, Account Name: SER, Attn: Eric Seyffer, or, if such funds cannot be deposited into the foregoing account at the end of such Business Day, on the next Business Day.

            (ii) In connection with the funding of any Wet-Ink Mortgage Loans or the purchase of any other Mortgage Loan by Seller (provided that in no case shall Seller sell to Buyer any Wet-Ink Mortgage Loan Seller has previously pledged to any other party) simultaneously with the purchase of such Mortgage Loan by Buyer, Disbursement Agent shall establish and maintain a Wire-out Account (the "Wire-out Account") for and on behalf of Seller entitled "Wire-out Account, Deutsche Bank National Trust Company, as Disbursement Agent for Oak Street Mortgage LLC" Account Number 42139. With respect to any Wet-Ink Mortgage Loan to be funded on any Business Day, Seller shall deposit into the Wire-out Account no later than 11:00 a.m. New York time on such Business Day an amount (the "Seller Funded Wire Amount") equal to the difference between the Wire Amount and the amount to be funded by Buyer from the Disbursement Account in accordance with
      Section 11(d)(i). Seller hereby requests that Disbursement Agent, and Disbursement Agent shall, disburse the Seller Funded Wire Amount at the same time, and in the same manner, as Disbursement Agent disburses funds from the Disbursement Account with respect to such Mortgage Loan in accordance with Section 11(a). The Wire-out Account shall be owned by and under the exclusive dominion and control of Seller. None of Disbursement Agent, Buyer nor any other Person claiming on behalf of or through Buyer or Disbursement Agent shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided herein, withdraw any funds from, the Wire-out Account. Funds retained in the Wire-out

      Account shall remain uninvested. Disbursement Agent shall reconcile the Wire-out Account on a daily basis. Upon the written request of Buyer, Disbursement Agent shall be responsible to verify the information contained on each wire to the extent of confirming that the wire instructions on the Asset Schedule delivered by Seller are identical to the wire instructions set forth in the related Escrow Instruction Letter, Warehouse Lender's Release or bailee letter.

            (iii) Disbursement Agent shall establish and maintain a trust deposit account (the "Settlement Account") for and on behalf of Buyer entitled "Settlement Account, CDC Mortgage Capital Inc.", Account Number 42140. All proceeds from the repurchase of a Mortgage Loan subject to this Agreement by Seller or a sale of a Mortgage Loan subject to this Agreement to a third party investor will be sent directly to the Settlement Account. All related fees and expenses for the Settlement Account shall be borne by Seller. The Settlement Account shall be owned by and under the exclusive dominion and control of Buyer. None of Disbursement Agent, Seller nor any other Person claiming on behalf of or through Seller or Disbursement Agent shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided herein, withdraw any funds from, the Settlement Account. Notwithstanding anything herein to the contrary, Disbursement Agent shall be entitled to net any amounts due and owing under this Agreement to it or Custodian from Seller from amounts that, after application of amounts in the Settlement Account due and owing to the Buyer, would otherwise be disbursed to Seller pursuant to this
      Section 11(a)(iii). Unless Disbursement Agent shall receive notice in writing from Buyer to the contrary by 5:00 p.m. New York time on any applicable Business Day, Disbursement Agent is hereby authorized by Buyer to disburse funds deposited in the Settlement Account on such Business Day in accordance with Section 11(f). Funds retained in the Settlement Account shall remain uninvested. Disbursement Agent shall reconcile the Settlement Account on a daily basis. Unless otherwise instructed by Buyer in writing, before the close of business on each Business Day, Disbursement Agent shall withdraw all collected amounts as of 5:00 p.m. New York time then standing to the credit of the Settlement Account and deposit such amounts into the following account maintained by Buyer: Bank of New York, for the A/C of CDC Mortgage Capital Inc., ABA#021000018, Account #GLA 111569, Account Name: SER, Attn: Eric Seyffer, or, if such funds cannot be deposited into the foregoing account at the end of such Business Day, on the next Business Day. Notwithstanding anything contained herein, at the sole option of Buyer, Seller shall deposit any amounts required to be deposited into a Buyer controlled account hereunder into any other account designated by Buyer in writing.

            (iv) Upon request, Disbursement Agent shall provide Seller or Buyer with a wire transaction report in form reasonably satisfactory to the applicable parties.

            (b) Customer Profiles. On or prior to the first Purchase Date, Buyer shall provide to Disbursement Agent an initial customer profile in form and substance as determined by the Buyer and as is reasonably acceptable to the Disbursement Agent (a "Customer Profile"), which profile will include each Class to be purchased under the Repurchase Agreement (i.e. First Lien Mortgage Loans, Second Lien Mortgage Loans and Wet-Ink Mortgage Loans) together with the related Market Values, Purchase Percentages, Sub-Limits, Pricing Spread and other relevant information, together with the calculations required to be performed in order to determine the Asset Value, Purchase Price, Pricing Differential and Pricing Spread for each such Class. The Customer Profile shall, at any time and from time to time, be in a form and substance as determined by the Buyer and as is reasonably acceptable to the Disbursement Agent. Each Customer Profile delivered by Buyer shall supersede the previous Customer Profile and Disbursement Agent shall utilize the most recently delivered Customer Profile on each day with respect to all transactions hereunder. Promptly upon receipt of a Customer Profile, Disbursement Agent shall verbally confirm with Buyer all changes to each field since the most recently delivered Customer Profile.

            (c) Disbursement Agent Calculations and Verifications.

            (i) Initial Purchase of an Eligible Asset. With respect to each Eligible Asset, Disbursement Agent shall perform the procedures set forth below, in such order, with respect to each Eligible Asset in the order that the related Transaction Requests are received:

                  (A) On each date on which Disbursement Agent receives a
            Transaction Request from Seller, together with the related Seller Asset Schedule, Disbursement Agent shall verbally confirm the receipt of such Transaction Request with Buyer. With respect to each Transaction Request, Disbursement Agent shall perform an Edit Check with respect to each Eligible Asset that Seller has requested Buyer purchase. If any Mortgage Loan fails the Edit Check Procedures, Disbursement Agent shall notify each of Seller and Buyer via Electronic Transmission (which shall be sent "confirm receipt" or by some other means such that Disbursement Agent has a reasonable belief that such notice has been received by the addressee) of such Fatal Information Exception, and such Transaction Request shall be deemed to be null and void, unless waived by Buyer in writing.

                  (B) Upon a determination that each Eligible Asset that Seller has requested Buyer purchase does not fail the Edit Check, Disbursement Agent shall compare the information set forth in the related Seller Asset Schedule with the applicable information required pursuant to Annex 1 hereof with respect to the particular Class and shall notify each of Seller and Buyer via Electronic Transmission (which shall be sent "confirm receipt" or by some other means such that Disbursement Agent has a reasonable belief that such notice has been received by the addressee) of any Fatal Information Exception (unless waived by Buyer in writing), and such Transaction Request shall be deemed to be null and void.

                  (C) Upon a determination that there is no Fatal Information
            Exception as set forth in clause (i) of the definition thereof, Disbursement Agent shall calculate the Purchase Price and Pricing Rate for each Eligible Asset to be purchased by Buyer pursuant to the Transaction Request using the information set forth in the Customer Profile. If the values calculated by Disbursement Agent do not match the values set forth in the related Transaction Request by Seller,

            Disbursement Agent shall notify each of Seller and Buyer via Electronic Transmission (which shall be sent "confirm receipt" or by some other means such that Disbursement Agent has a reasonable belief that such notice has been received by the addressee) of such Fatal Information Exception (unless waived by Buyer in writing), and such Transaction Request shall be deemed to be null and void.

                  (D) Upon Disbursement Agent's determination that the
            Transaction Request sets forth the correct calculations of the related Purchase Price and Pricing Rate with respect to the Transaction, Disbursement Agent shall verify that, after taking into account all purchase requests on the related Transaction Request, together with all other outstanding Transactions, (i) that the aggregate Purchase Prices for each Class is equal to or less than the related Sub-Limits set forth in the Customer Profile and (ii) after giving effect to the requested Transaction that there would not be a Margin Deficit. If after giving effect to the purchases contemplated in the Transaction Request, the aggregate Purchase Prices of all such Transactions is greater than the Sub-Limits or the Margin Base, Disbursement Agent shall notify each of Seller and Buyer via Electronic Transmission (which shall be sent "confirm receipt" or by some other means such that Disbursement Agent has a reasonable belief that such notice has been received by the addressee) of such Fatal Information Exception (unless waived by Buyer in writing), and such Transaction Request shall be deemed to be null and void.

                  (E) At the request of Buyer, Disbursement Agent shall verify the wire instructions set forth in the Seller Asset Schedule only to the extent of confirming that the wire instructions on the Asset Schedule delivered by Seller are identical to the wire instructions set forth in the related Escrow Instruction Letter, Seller's Release or Warehouse Lender's Release, as applicable. Disbursement Agent shall be under no obligation to verify such wire instructions unless requested by Buyer.

                  (F) Upon a determination that giving effect to a Transaction
            Request would not cause a violation of any Sub-Limit or cause a Margin Deficit and receipt of an Asset Schedule and Exception Report from Custodian in accordance with Section 3 and receipt of the Fatal Document Exception Report, if any, from Custodian in accordance with
            Section 3, Disbursement Agent shall disburse funds in accordance with Section 11(d). The disbursing of funds by Disbursement Agent shall constitute Disbursement Agent's certification that no Fatal Exception exists with respect to any Eligible Asset that is not a Wet-Ink Mortgage Loan and, with respect to a Wet-Ink Mortgage, no Fatal Information Exception exists, funded pursuant to this Section 11(c)(i)(F).

            (ii) Conversion of a Wet-Ink Mortgage Loan. On the date that Custodian receives a Seller Asset Schedule containing the information set forth on Annex 1-C and all the documents set forth in Section 2(i) with respect to each Wet-Ink Mortgage Loan, pursuant to Section 3(a), Custodian shall deliver an Asset Schedule and Exception Report to each of Buyer and Disbursement Agent in accordance with Section 3(a). Upon

      Disbursement Agent's receipt of such Asset Schedule and Exception Report, Disbursement Agent shall perform the procedures set forth in Section 11(c)(i)(A)-(E) as if such conversion were a purchase of an Eligible Asset and if there are no Fatal Exceptions with respect to such Wet-Ink Mortgage Loan, the related Mortgage Loan shall no longer be a Wet-Ink Mortgage Loan.

            (iii) Request for Additional Transactions for Excess Margin. Upon Buyer's receipt of any Request for Additional Transactions for Excess Margin, Buyer shall perform the procedures set forth in Section 11(c)(i)(C) and (D) as if such request were a Transaction Request. If, after performing such procedures, Buyer determines that giving effect to any such Request for Additional Transactions for Excess Margin would not cause a violation of any Sub-Limits or cause a Margin Deficit, Buyer shall fund any amounts required to be funded pursuant to Section 11(d)(ii).

            (d) Buyer's Rights. Notwithstanding anything in Section 11 to the contrary, all calculations required to be performed by Disbursement Agent in this Section shall, at the sole option of Buyer, be performed by Buyer either in addition to or in lieu of Disbursement Agent. All such calculations performed by Buyer shall be deemed to supercede and replace in all respects any such calculations of the Disbursement Agent.

            (i) Disbursement in Respect of Purchases of Eligible Assets. On each proposed Purchase Date, Disbursement Agent will disburse funds in the Disbursement Account in accordance with the wire instructions in the Seller Asset Schedule by 5:15 p.m. New York time, provided that (A) Disbursement Agent shall have performed the procedures set forth in
      Section 11(c) and all conditions to disbursement set forth therein shall have been satisfied; (B) sufficient funds exist in the Disbursement Account (taking into account amounts required to be transferred from the related Wire-out Account pursuant to Section 11 (a)(ii)); (C) such instructions do not include Seller or any Affiliate of Seller as payee, unless otherwise authorized by Buyer in writing to Disbursement Agent; and
      (D) if a conflict exists between the instructions of Buyer and the instructions of Seller, Disbursement Agent shall follow Buyer's instructions. In the event that the funds maintained in the related Wire-out Account are not sufficient to permit the funding of the full Wire Amount for any Eligible Asset, no funds shall be disbursed from the Disbursement Account to fund or acquire such Eligible Asset. For each disbursement pursuant to this Section 11(d)(i), Disbursement Agent shall promptly notify Seller by Electronic Transmission of the related federal wire reference number when it becomes available.

            (ii) Disbursements in Respect of Requests for Additional Transactions for Excess Margin. On the Business Day that Buyer determines that the provisions of Section 11(c)(iii) have been satisfied with respect to any Request for Additional Transactions for Excess Margin, Buyer shall disburse an amount equal to the requested amount of the Excess Margin to the Wire-out Account.

            (e) Settlement. On the Business Day prior to the date on which Seller intends to or is required to repurchase an Eligible Asset ("Intended Repurchase Date") pursuant to the terms of the Repurchase Agreement (or a third party purchases such Eligible Asset), Seller shall provide Disbursement Agent and Buyer with written notice of all funds anticipated to be received by Disbursement Agent or Buyer from Seller (or such third party) for the credit of the Settlement Account, or such other account that the Buyer may designate, together with a settlement report containing all information set forth on Annex 16 hereto (the "Settlement Report") by 4:00 p.m. New York time. Upon Disbursement Agent's verification that (x) all information required pursuant to Annex 16 hereto is set forth in the Settlement Report, and
(y) if applicable, Buyer has confirmed the accuracy of such Settlement Report in writing, which confirmation may be delivered via Electronic Transmission, Disbursement Agent shall immediately disburse such funds in the Settlement Account as directed in the Settlement Report provided (i) sufficient funds exist in the Settlement Account (ii) after giving effect to such repurchase, a Margin Deficit would not exist and there would be no violation of any Sub-Limits and
(iii) Buyer has not disputed such disbursement prior to such disbursement. Disbursement Agent's verification and Buyer's confirmation or disputation referenced in the preceding sentence shall be completed, and written notice of any disputation shall be given to Seller by Electronic Transmission, no later than, the later of (a) 11:00 a.m. New York time or (b) two (2) hours after the receipt of such funds, on the Intended Repurchase Date. If all amounts required to be disbursed to Buyer pursuant to the Settlement Report are not deposited in the Settlement Account, or such other account that Disbursement Agent holds pursuant to this Agreement, by 4:00 p.m. New York time on the date indicated as the "Settlement Date" in the Settlement Report, Disbursement Agent shall notify each of Custodian, Seller and Buyer (unless it is notified in writing by Buyer (prior to Disbursement Agent giving such notice) that Buyer has received such funds in a designated account) and it shall be deemed to constitute an Event of Default under the Repurchase Agreement and satisfy all notice requirements of Buyer with respect to an Event of Default and Custodian and Seller shall treat such notice as a notice of an Event of Default from Buyer. Notwithstanding the foregoing sentence, if sufficient funds are not deposited in the Settlement Account, or such other account as Disbursement Agent holds pursuant to this Agreement, in accordance with the preceding sentence on any "Settlement Date" and there are funds on deposit in the Wire-out Account, Seller hereby agrees that, and Disbursement Agent shall, transfer an amount equal to the lesser of
(x) all amounts on deposit in the Wire-out Account and (y) such shortfall from the Wire-out Account to the Settlement Account, or such other account as the Buyer may designate, no later than 4:00 p.m. New York time on such date. If such transferred funds are sufficient to pay all amounts required to be paid to Buyer pursuant to the Settlement Report, no Event of Default shall be deemed to have occurred. Notwithstanding the foregoing, if a conflict exists between the instructions of Buyer and the Settlement Report, Disbursement Agent shall follow Buyer's instructions.

            (f) Reports; Monitoring.

            (i) Upon request and in any event at the end of each calendar month, Disbursement Agent shall provide to Buyer and Seller a reconciliation report with respect to all cash activity in each Transaction Account.

            (ii) No later than 5:00 p.m. New York time on each Business Day, Disbursement Agent shall provide to Buyer and Seller a daily report setting forth such information as may reasonably be required by Buyer (a "Daily Report").

            (iii) [Reserved.]

            (iv) [Reserved].

            (v) Disbursement Agent shall provide to Buyer and Seller any reports with respect to any aspect of the transactions contemplated by this Agreement, to the extent the requested information is, or should be, in the possession of Disbursement Agent, as Buyer may request.

            (vi) Disbursement Agent shall track and monitor all information required to be provided to any party hereunder pursuant to any report required to be delivered hereunder, including but not limited to, (A) all amounts funded in respect of any Mortgage Loan, including, without limitation, the Purchase Price, (B) the date such funds were disbursed,
      (C) all amounts due to Buyer in respect of the Periodic Advance Repurchase Payment, (D) the amount of any distribution in connection with any Request for Additional Transactions for Excess Margin, (E) all Purchased Assets and the aggregate outstanding Repurchase Prices in respect thereof and (F) the amount of any Margin Deficit or Excess Margin.

            (vii) Disbursement Agent shall provide all information in its possession to Custodian, to the extent Custodian requests, in order to permit Custodian to comply with its requirements under this Agreement, including, but not limited to, the preparation and delivery of each updated Asset Schedule and Exception Report.

            (g) Income Payment Dates. Notwithstanding that Buyer and Seller intend that the Transactions under the Repurchase Agreement and hereunder to be sales to Buyer of the Purchased Assets, Seller shall deposit into the Settlement Account, or such other account that the Buyer may designate, the Periodic Advance Repurchase Payment on each Payment Date. On each Payment Date, Buyer shall forward to Disbursement Agent a payment date report in the form set forth on Annex 18 hereto (a "Payment Date Report"). Disbursement Agent shall verify that all amounts required to be paid to Buyer pursuant to the Payment Date Report are deposited into the Settlement Account on each Payment Date. If such amounts are not deposited into the Settlement Account on or prior to 5:00 p.m. New York time on such Payment Date, Disbursement Agent shall notify each of Custodian, Seller and Buyer (unless Disbursement Agent is notified in writing by Buyer (prior to Disbursement Agent's sending such notice) that such amounts have been received by Buyer in an account designated by Buyer) and it shall be deemed to constitute an Event of Default under the Repurchase Agreement and satisfy all notice requirements of Buyer with respect to an Event of Default and Custodian and Seller shall treat such notice as a notice of an Event of Default from Buyer.

            (h) Set-off. Custodian and Disbursement Agent agree that they shall not exercise any right of set-off, banker's lien or any similar right in connection with funds on deposit in any Transaction Account.

            (i) Fees and Expenses of Disbursement Agent.

            (i) Disbursement Agent shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Disbursement Agent and Seller, the payment of which fees, together with Disbursement Agent's expenses in connection herewith, shall be solely the obligation of Seller. The failure of Seller to pay any such fees shall not excuse the performance by Disbursement Agent of any of its obligations hereunder. The obligations of the Seller to pay Disbursement Agent such fees and reimburse Disbursement Agent for such expenses in connection with services provided by Disbursement Agent prior to the termination of this Agreement and the earlier of the resignation or removal of Disbursement Agent shall survive such termination or removal.

            (ii) Seller shall be responsible for the standard fees and charges of Disbursement Agent applicable to each Transaction Account. To the extent that Seller has not paid such fees within a reasonable amount of time from Seller's receipt of notice of such fees and charges, Disbursement Agent shall provide written notice to Buyer of Seller's failure to pay such fees and Buyer shall have the option, in its sole discretion, to cure such failure.

            (j) In performing its obligations under this Section 11, except as specifically provided in this Agreement, Disbursement Agent will not follow instructions from any party other than Buyer.

SECTION 12. NO ADVERSE INTEREST.

            By execution of this Agreement, each of Disbursement Agent and Custodian represent and warrant that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian, Disbursement Agent or any third party claiming through Custodian or Disbursement Agent, and neither Custodian nor Disbursement Agent shall pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

SECTION 13. INDEMNIFICATION.

            (a) Seller agrees to indemnify and hold Custodian, Disbursement Agent and their affiliates, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, cost, expenses or disbursements were imposed on, incurred by or asserted against Custodian or Disbursement Agent because of the breach by Custodian or Disbursement Agent, as applicable, of its obligations hereunder, or caused by negligence, lack of good faith or willful misconduct on the part of Custodian or Disbursement Agent, as applicable or any of its respective directors, officers, agents or employees. Each of Disbursement Agent and Custodian agree that it will promptly notify Seller of any such claim, action or suit asserted or commenced against it and that Seller may assume the defense thereof with counsel reasonably satisfactory to Disbursement Agent or Custodian, as applicable, at Seller's sole expense, that Custodian or Disbursement Agent, as applicable, will cooperate with Seller on such defense, and that Custodian or Disbursement Agent, as applicable, will not settle any such claim, action or suit without the consent of Seller. The foregoing indemnification shall survive any resignation or removal of Custodian or Disbursement Agent, as applicable, or the termination or assignment of this Agreement.

      (b) In the event that Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by Seller or Buyer, and provided that (i) Custodian previously delivered to Buyer an Asset Schedule and Exception Report which did not list such document as an Exception on the related Purchase Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as either Annex 5-A or Annex 5-B; and (iii) such document was held by Custodian on behalf of Seller or Buyer, as applicable (a "Custodial Delivery Failure"), then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to Buyer or Seller upon request, a Lost Note Affidavit in the form of Annex 15 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, (1) indemnify Seller and Buyer, as applicable, in accordance with
Section 13(c) below and (2) at Buyer's option, at any time the long term obligations of Custodian are rated below the second highest rating category of Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., obtain and maintain, at Custodian's expense, an insurance bond in the name of Buyer, and its successors in interest and assigns, insuring against any losses associated with the loss of such document, in an amount equal to the then outstanding principal balance of the related Mortgage Loan or such lesser amount requested by Buyer in Buyer's sole discretion.

      (c) Custodian agrees to indemnify and hold Buyer and Seller, and their respective present or former affiliates, directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or Custodian's breach of this Agreement, negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive the resignation or removal of Custodian and any termination or assignment of this Agreement.

      (d) Disbursement Agent agrees to indemnify and hold Buyer and Seller, and their respective present or former affiliates, directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of Disbursement Agent's failure to act in strict compliance with the terms of this Agreement, negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive the resignation or removal of Disbursement Agent or any termination or assignment of this Agreement.

SECTION 14. RELIANCE OF CUSTODIAN.

      (a) In the absence of bad faith on the part of Custodian or Disbursement Agent, as applicable, Custodian or Disbursement Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to Custodian or Disbursement Agent, as applicable (including such items received via Electronic Transmission), reasonably believed by Custodian or Disbursement Agent, as applicable, to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; provided, however, that in the case of any Mortgage Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian or Disbursement Agent, as applicable, Custodian and Disbursement Agent shall be under a duty to examine the same in accordance with the requirements of this Agreement.

      (b) Custodian or Disbursement Agent, as applicable, shall have no duties or responsibilities except those that are specifically set forth in this Agreement. Custodian or Disbursement Agent, as applicable, shall have no responsibility nor duty with respect to any Mortgage File while not in its possession. If Custodian or Disbursement Agent requests instructions from Buyer with respect to any act, action or failure to act in connection with this Agreement, Custodian or Disbursement Agent, as applicable, shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian or Disbursement Agent, as applicable, shall have received written instructions from Buyer with respect to a Mortgage File without incurring any liability therefor to Buyer or any other Person.

      (c) Other than as provided herein, neither the Custodian nor the Disbursement Agent shall be liable for any action or omission to act hereunder except for its or their own negligence or lack of good faith or willful misconduct. In no event shall the Custodian or Disbursement Agent have any responsibility to ascertain or take action except as expressly provided herein.

      (d) Neither Custodian nor the Disbursement Agent shall be liable to the Buyer or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations in accordance with this Agreement. The obligations of the Custodian or Disbursement Agent shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian or Disbursement Agent shall be implied with respect to this Agreement or the services of the Custodian or Disbursement Agent hereunder.

      (e) Except as expressly provided herein, neither Custodian nor Disbursement Agent shall be under a duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded, are in the proper form for recordation or that they are not other than what they purport to be on their face.

      (f) No provision of this Agreement shall require Custodian or Disbursement Agent, as applicable, to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

      (g) Any corporation into which Custodian or Disbursement Agent, as applicable, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Custodian or Disbursement Agent, as applicable, shall be a party, or any corporation succeeding to the business of Custodian or Disbursement Agent, as applicable, shall be the successor of Custodian or Disbursement Agent, as applicable, hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding. In order to comply with its duties under the U.S. Patriot Act, Custodian or Disbursement Agent, as applicable, shall obtain and verify certain information and documentation from the other parties to this Agreement, including but not limited to, such parties' name address, and other identifying information.

      (h) The Custodian or Disbursement Agent may consult with counsel selected by the Custodian or Disbursement Agent, as applicable, and the written advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith (provided that such counsel is generally qualified, experienced and familiar with the matters at issue).

SECTION 15. TERM OF AGREEMENT.

      Promptly after written notice from Buyer of the termination of the Repurchase Agreement and payment in full of all amounts owing to Buyer thereunder, Custodian shall deliver all documents remaining in the Mortgage Files to Seller, and, except as otherwise set forth herein, this Agreement shall thereupon terminate.

SECTION 16. NOTICES.

      All demands, notices and communications hereunder shall be in writing (including without limitation by Electronic Transmission, email or telecopy) and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Each party hereto hereby represents and warrants that its office is located at the respective address set forth on its signature page hereto, and each such party shall notify each other party hereto if such address should change.

SECTION 17. GOVERNING LAW.

      THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 18. AUTHORIZED REPRESENTATIVES.

      Each individual designated as an authorized representative of Buyer or its successors or assigns, Seller, Disbursement Agent and Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Buyer, Seller, Disbursement Agent and Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7, 8 and 9 hereof, respectively. From time to time, Buyer, Seller, Disbursement Agent and Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

SECTION 19. AMENDMENT.

      This Agreement may be amended from time to time by written agreement signed by Seller, Buyer, Custodian and Disbursement Agent.

SECTION 20. CUMULATIVE RIGHTS.

      The rights, powers and remedies of Custodian, Disbursement Agent and Buyer under this Agreement shall be in addition to all rights, powers and remedies given to Custodian, Disbursement Agent and Buyer by virtue of any statute or rule of law, the Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Buyer's interest in the Purchased Assets.

SECTION 21. ASSIGNMENT; BINDING UPON SUCCESSORS.

      This Agreement may not be assigned in whole or in part by Seller, Custodian or Disbursement Agent without the prior written consent of Buyer. This Agreement may be assigned by Buyer in whole or in part without the prior written consent of any other party hereto. Buyer shall provide Custodian with notice of such assignment together with written acknowledgment that the assignee is assuming all of the obligations of Buyer under this Agreement to the extent applicable. All rights of Custodian, Disbursement Agent and Buyer under this Agreement shall inure to the benefit of Custodian, Disbursement Agent and Buyer and their successors and permitted assigns, and all obligations of Seller shall bind its successors and assigns.

SECTION 22. ENTIRE AGREEMENT; SEVERABILITY.

      This Agreement, the Edit Check Agreement and the Repurchase Agreement contain the entire agreement with respect to the rights and obligations of Custodian and Disbursement Agent relating to the Purchased Assets among Custodian, Disbursement Agent, Buyer and Seller. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

SECTION 23. EXECUTION IN COUNTERPARTS.

      This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 24. TAX REPORTS.

      Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than in respect of Custodian's compensation or for reimbursement of expenses.

SECTION 25. ASSIGNMENT BY BUYER.

      Buyer hereby notifies Custodian that Buyer may assign, as of the applicable Purchase Date, all of its right, title and interest in and to some or all of the Purchased Assets to a third party assignee (an "Assignee"), subject only to an obligation on the part of the Assignee to release its interest in each such Purchased Asset to Buyer to permit Custodian, Buyer or its designee to make delivery thereof in accordance with the terms of this Agreement and the Repurchase Agreement. Seller hereby irrevocably consents to any such assignment. Subject to any limitations in any agreement between the Assignee and Buyer, the Assignee may, upon notice of Buyer's default, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it and, until otherwise notified by the Assignee, Buyer shall no longer have any of such rights. Custodian shall assume that any assignment from Buyer to the Assignee is subject to no limitations that are not expressly set forth in this Agreement.

SECTION 26. SUBMISSION TO JURISDICTION; WAIVERS.

      EACH OF BUYER, SELLER, CUSTODIAN AND DISBURSEMENT AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY:

      (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER REPURCHASE DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES

OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

      (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

      (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED;

      (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

      (e) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER REPURCHASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 27. CONFIDENTIALITY.

      Each of Custodian and Disbursement Agent hereby acknowledges and agrees that (i) all written or computer-readable information provided by Buyer or Seller regarding Buyer or Seller and (ii) the terms of this Agreement and the Repurchase Agreement (the "Confidential Information"), shall be kept confidential and shall not be divulged to any Person other than the parties hereto without Buyer's and Seller's prior written consent except to the extent that (i) Custodian or Disbursement Agent reasonably deems necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or state laws, (ii) any portion of the Confidential Information is in the public domain other than due to a breach of this covenant by the Custodian or Disbursement Agent, as the case may be, or (iii) to the extent that Custodian or Disbursement Agent, as applicable, is required to disclose Confidential Information pursuant to the requirements of any legal proceeding, Custodian or Disbursement Agent, as applicable, shall notify Buyer and Seller within one Business Day of its knowledge of such legally required disclosure so that Buyer or Seller may seek an appropriate protective order and/or waive the Custodian's or Disbursement Agent's compliance, as applicable, with this Agreement. Notice shall be both by telephone and in writing. In the absence of a protective order or waiver, Custodian or Disbursement Agent, as applicable, may disclose the relevant Confidential

Information if, in the written opinion of its counsel, failure to disclose such Confidential Information would subject Custodian or Disbursement Agent, as applicable, to liability for contempt, censure or other legal penalty or liability.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Agreement was duly executed by the parties hereto as of the day and year first above written.

                                       SELLER:

                                       OAK STREET MORTGAGE, LLC

                                       By: /s/ Craig L. Royal
                                          --------------------------------------
                                          Name:  Craig L. Royal
                                          Title: Chief Financial Officer

                                       Address for Notices:

                                       Oak Street Mortgage LLC
                                       11595 N. Meridian Street
                                       Suite 400
                                       Carmel, IN 46032

                                       Attn: Craig L. Royal,
                                       Chief Financial Officer

                                       Telecopier No: (317) 805-3151
                                       Telephone No: (317) 805-3114

                                       Email: croyal@oakstreetmortgage.com

                                       CDC MORTGAGE CAPITAL INC.

                                       By /s/ Anthony Malanga
                                          --------------------------------------
                                          Name: Anthony Malanga
                                          Title: Managing Director

                                       By /s/ Kathy Lynch
                                          --------------------------------------
                                          Name: Kathy Lynch
                                          Title: Director

                                       Address for Notices:
                                       9 West 57th Street
                                       New York, N.Y. 10019
                                       Attention:   Ray Sullivan
                                       Telecopier No.:  (212) 891-3347
                                       Telephone No:  (212) 891-5815
                                       Email:  r.sullivan@cdcixis-cmna.com

                                       With a copy to:

                                       9 West 57th Street
                                       New York, NY 10019
                                       Attn:  Al Zakes, Esq.,
                                       General Counsel
                                       Telecopier No.:  (212) 891-1922
                                       Telephone No.:  (212) 891-6137
                                       Email:albert.zakes@cdcixis-cmna.com

                                       And with a copy to:

                                       9 West 57th Street
                                       New York, NY 10019
                                       Attn:  Michael Friedman
                                       Telecopier No.:  (212) 891-6143
                                       Telephone No.:  (212) 891-6261
                                       Email:m.friedman@cdcixis-na.com

                                       DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY, as Custodian

                                       By /s/ Aimee Kemmeter
                                          --------------------------------------
                                          Name: Aimee Kemmeter
                                          Title: Assistant Vice President

                                       By /s/ Christopher Corcoran
                                          --------------------------------------
                                          Name: Christopher Corcoran
                                          Title: Assistant Vice President

                                       Address for Notices:
                                       1761 East St. Andrew Place
                                       Santa Ana, California 92705
                                       Attention:  Mortgage Custody-OA040C
                                       Telecopier No.:  (714) 247-6058
                                       Telephone No:  (714) 247-6000

                                       DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY, as Disbursement Agent

                                       By /s/ Aimee Kemmeter
                                          --------------------------------------
                                          Name: Aimee Kemmeter
                                          Title: Assistant Vice President

                                       By /s/ Christopher Corcoran
                                          --------------------------------------
                                          Name: Christopher Corcoran
                                          Title: Assistant Vice President

                                       Address for Notices:
                                       1761 East St. Andrew Place
                                       Santa Ana, California 92705

                                       Attention:  Mortgage Custody- OA040C
                                       Telecopier No.:  (714) 247-6285
                                       Telephone No:  (714) 247-6000

                                                                         Annex 1

        FIELD
ITEM # POSITION    FIELD NAME TYPE SIZE DEC                 DESCRIPTION
------ -------- ------------- ---- ---- --- -------------------------------------------
1.     1        TransType     C    2    0   Transaction type Code - denotes the type of
                                            transaction the record represents
2.     3        Bank          C    5    0   Bank Code
3.     8        Client        C    4    0   Client Code (Assigned by CDC)
4.     12       Line          C    4    0   Credit Line Code
5.     16       Sublimit      C    4    0   Sublimit Code
6.     20       Loan Id       C    13   0   Client Loan Identification number right
                                            justified
7.     33       AltID         C    13   0   Alternate Loan ID
8.     46       Lname         C    28   0   Primary Borrower Name (Last, First)
9.     74       Address       C    35   0   Property Address
10.    109      City          C    15   0   City
11.    124      State         C    2    0   State
12.    126      Zip           C    5    0   Zip Code
13.    131      County        C    15   0   Name of County
14.    146      LNAmount      N    12   2   Original Face Amount of Note
15.    158      AcqPrice      N    11   3   Acquisition Price of the loan, expressed as
                                            a percentage of par
16.    169      NetLNAmt      N    12   2   Net Cost of the loan to Mortgage Company
                                            (Loan Amount* Acquisition cost)/100
17.    181      WHAmount      N    12   2   Requested warehouse amount
18.    193      WHDate        C    8    0   Warehouse Date Formatted as mm/dd/yy
19.    201      AdvReq        C    8    0   Date the loan advance request  is made.
                                            Formatted as mm/dd/yy
20.    209      LnTerm        N    4    0   Term to maturity of the underlying loan,
                                            expressed in months
21.    213      Rate          N    6    3   Note Rate
22.    219      MtgDate       C    8    0   Date the loan closed
23.    227      Purpose       C    20   0   Purpose of the loan
24.    247      OLTV          N    6    2   Original loan to value, expressed as,
                                            (Original Loan Amount / Original Sales
                                            Price or Appraised value)
25.    253      OCLTV         N    6    2   Original combined loan to value, expressed
                                            as (Original Loan Amount + Senior Lien
                                            Balance / Original Sales Price or
                                            Appraised Value)
26.    259      JrLienBal     N    12   2   Original Amount of liens on the collateral
                                            that are junior to the current loan.
27.    271      SRLienBal     N    12   2   Original Amount of liens on the collateral
                                            that are senior to the current loan.
28.    283      Asset         C    20   0   Asset Class
29.    303      Product       C    20   0   Product Code
30.    323      LienType      C    20   0   Lien Type
31.    343      Balloon       C    20   0   Balloon

                                                                      REQ'D        REQ'D
                                                                REQ'D IF 2ND REQ'D  IF
        FIELD                 REQ'D                              IF     OR    IF   TAKE-
ITEM # POSITION    FIELD NAME FIELDS        COMMENTS             ARM  COMBO   WET   OUT
------ -------- ------------- ------ -------------------------- ----- ------ ----- -----
1.     1        TransType

2.     3        Bank          X      CDC
3.     8        Client        X
4.     12       Line          X      see code table: CDLINE
5.     16       Sublimit      X      see code table: CDSUBLIMIT
6.     20       Loan Id       X

7.     33       AltID
8.     46       Lname         X
9.     74       Address       X
10.    109      City          X
11.    124      State         X
12.    126      Zip           X
13.    131      County
14.    146      LNAmount      X
15.    158      AcqPrice

16.    169      NetLNAmt

17.    181      WHAmount      X
18.    193      WHDate        X
19.    201      AdvReq

20.    209      LnTerm        X

21.    213      Rate          X
22.    219      MtgDate       X
23.    227      Purpose       X      see code table: CDPURPOSE
24.    247      OLTV          X

25.    253      OCLTV         X                                       X

26.    259      JrLienBal     X                                       X

27.    271      SRLienBal     X                                       X

28.    283      Asset
29.    303      Product       X      see code table: CDPRODUCT
30.    323      LienType      X      see code table: CDLIEN
31.    343      Balloon       X      see code table: CDBALLOON

        FIELD
ITEM # POSITION    FIELD NAME TYPE SIZE DEC                 DESCRIPTION
------ -------- ------------- ---- ---- --- -------------------------------------------
32.    363      PropType      C    20   0   Property type
33.    383      Occupancy     C    20   0   Occupancy
34.    403      DocLevel      C    20   0   Document Level
35.    423      Cgrade        C    20   0   Credit Grade: A, A-, B, B-,...
36.    443      FICOScore     C    4    0   Fair Isaac Credit Score
37.    447      Units         C    1    0   Number of housing units
38.    448      Origin        C    20   0   Origin
39.    468      Custodian     C    20   0   Custodian code
40.    488      Investor      C    20   0   Takeout Investor
41.    508      Commitnum     C    16   0   Takeout Commitment Number
42.    524      Price         N    10   6   Investor takeout price or weighted average
                                            purchase price of all commitments
43.    534      Expires       C    8    0   Takeout expiration date
44.    542      ARMIndex      C    20   0   ARM index
45.    562      ARMFloor      N    6    3   ARM Floor
46.    568      ARMPFloor     N    6    3   ARM Periodic Floor
47.    574      ARMLFloor     N    6    3   ARM Life Floor
48.    580      ARMACap       N    6    3   ARM Initial Periodic Cap
49.    586      ARMPCap       N    6    3   ARM Periodic Cap
50.    592      ARMLCap       N    6    3   ARM Life Cap
51.    598      RateChange    C    8    0   Date of first rate change (if an ARM)
52.    606      RateFreq      N    3    0   Frequency of rate change on months (if an
                                            ARM)
53.    609      NextRaChg     C    8    0   Date of next scheduled rate change  (if an
                                            ARM)
54.    617      NextPayChg    C    8    0   Date of next scheduled payment change
                                            (if an ARM)
55.    625      Teaser        N    6    3   Initial rate on the loan (if an ARM)
56.    631      CurrPI        N    9    2   Current P & I
57.    640      PI            N    9    2   Original P & I
58.    649      AmortType     C    20   0   Amortization Type
59.    669      Agent         C    20   0   Settlement Agent
60.    689      BankName      C    60   0   Name of Receiving Bank
61.    749      Faddress      C    35   0   Funding Address
62.    784      Fcity         C    15   0   Funding City
63.    799      Fstate        C    2    0   Funding State
64.    801      Fzip          C    5    0   Funding Zip Code
65.    806      Filler1       C    12   0   Filler
66.    818      FundType      C    2    0   Funding Type
67.    820      AcctName      C    60   0   Account Name of Beneficiary
68.    880      ABANum        C    15   0   ABA Number
69.    895      DraftDate     C    8    0   Date Draft has cleared

                                                                      REQ'D        REQ'D
                                                                REQ'D IF 2ND REQ'D  IF
        FIELD                 REQ'D                              IF     OR    IF   TAKE-
ITEM # POSITION    FIELD NAME FIELDS        COMMENTS             ARM  COMBO   WET   OUT
------ -------- ------------- ------ -------------------------- ----- ------ ----- -----
32.    363      PropType      X      see code table: CDPROPERTY
33.    383      Occupancy     X      see code table: CDOCCUP
34.    403      DocLevel      X      see code table: CDDOCTYPE
35.    423      Cgrade        X
36.    443      FICOScore     X
37.    447      Units         X
38.    448      Origin
39.    468      Custodian
40.    488      Investor      X                                                    X
41.    508      Commitnum
42.    524      Price         X                                                    X

43.    534      Expires       X                                                    X
44.    542      ARMIndex      X      see code table: CDINDEX    X
45.    562      ARMFloor
46.    568      ARMPFloor     X                                 X
47.    574      ARMLFloor     X                                 X
48.    580      ARMACap       X                                 X
49.    586      ARMPCap       X                                 X
50.    592      ARMLCap       X                                 X
51.    598      RateChange    X                                 X
52.    606      RateFreq      X                                 X

53.    609      NextRaChg     X                                 X

54.    617      NextPayChg

55.    625      Teaser
56.    631      CurrPI        X
57.    640      PI            X
58.    649      AmortType     X      see code table: CDAMORT
59.    669      Agent         X                                              X
60.    689      BankName      X                                              X
61.    749      Faddress
62.    784      Fcity         X                                              X
63.    799      Fstate
64.    801      Fzip
65.    806      Filler1
66.    818      FundType      X      see code table: CDFUNDING               X
67.    820      AcctName      X                                              X
68.    880      ABANum        X                                              X
69.    895      DraftDate

                                   Annex 1-5

        FIELD
ITEM # POSITION    FIELD NAME TYPE SIZE DEC                 DESCRIPTION
------ -------- ------------- ---- ---- --- -------------------------------------------
70.    903      FundAmt       N    12   2   Wire Amount or Check Amount
71.    915      Fundtext      C    60   0   Receiving Bank Account Number
72.    975      CheckMemo     C    60   0   Memo Information for Official Checks
73.    1035     WHRef         C    12   0   Check or Wire Number
74.    1047     FEFFDate      C    8    0   Funding Effective Date
75.    1055     DiscMeth      C    1    0   Discount Method
76.    1056     FundDate      C    8    0   Fund Date
77.    1064     FundRef       C    12   0   DB  Disbursement A/C #
78.    1076     ShipDate      C    8    0   Date the loan was shipped
79.    1084     ShipMeth      C    1    0   Method of shipping the loan
80.    1085     ShipRef       C    12   0   Ship reference number. User defined,
                                            usually the airbill tracking number
81.    1097     ShipTo        C    20   0   Code denoting to whom the loans were
                                            shipped to
82.    1117     ShipType      C    1    0   Code denoting  type of designee to whom the
                                            loans were shipped to
83.    1118     NoteDate      C    8    0   Date the mortgage note was received by
                                            Custodian
84.    1126     ManualBB      C    1    0   Borrowing Base override flag
85.    1127     Trelease      C    8    0   Date the loan was released for correction
86.    1135     Treturn       C    8    0   Date the loan was returned from correction
87.    1143     TrnDate       C    8    0   N/A
88.    1151     UpDexp        C    1    0   N/A
89.    1152     Nclient       C    4    0   New Client
90.    1156     ManualCom     C    1    0   N/A
91.    1157     PaidOff       C    1    0   Loan was repaid
92.    1158     CLTV          N    6    2   Current loan to value, expressed as
                                            (Current Balance / Original Sales Price or
                                            Appraised Value)
93.    1164     CCLTV         N    6    2   Current combined loan to value, expressed
                                            as (Current Balance + Senior Lien Balance/
                                            Original Sales Price or Appraised Value
94.    1170     ASofDate      C    8    0   Date the data was extracted
95.    1178     PaidDate      C    8    0   Paid To date of the loan
96.    1186     UPB           N    12   2   Un-paid principal Balance remaining on the
                                            loan
97.    1198     CurRate       N    7    3   Current interest rate on the loan
98.    1205     LPayDate      C    8    0   Last Paid date
99.    1213     NextDat       C    8    0   Next Paid date
100.   1221     WHOPT         C    1    0   N/A
101.   1222     FNAME2        C    60   0   2nd fund wire Name
102.   1282     FADDR2        C    60   0   2nd fund wire Address
103.   1342     FCITY2        C    15   0   2nd fund wire City
104.   1357     FSTATE2       C    2    0   2nd fund wire State

                                                                      REQ'D        REQ'D
                                                                REQ'D IF 2ND REQ'D  IF
        FIELD                 REQ'D                              IF     OR    IF   TAKE-
ITEM # POSITION    FIELD NAME FIELDS        COMMENTS             ARM  COMBO   WET   OUT
------ -------- ------------- ------ -------------------------- ----- ------ ----- -----
70.    903      FundAmt       X                                              X
71.    915      Fundtext      X                                              X
72.    975      CheckMemo     X                                              X
73.    1035     WHRef         X                                              X
74.    1047     FEFFDate      X                                              X
75.    1055     DiscMeth             see code table: CDDISCOUNT
76.    1056     FundDate
77.    1064     FundRef       X      DB to provide
78.    1076     ShipDate
79.    1084     ShipMeth
80.    1085     ShipRef

81.    1097     ShipTo

82.    1117     ShipType

83.    1118     NoteDate

84.    1126     ManualBB
85.    1127     Trelease
86.    1135     Treturn
87.    1143     TrnDate
88.    1151     UpDexp
89.    1152     Nclient
90.    1156     ManualCom
91.    1157     PaidOff
92.    1158     CLTV          X

93.    1164     CCLTV         X                                       X

94.    1170     ASofDate      X
95.    1178     PaidDate      X
96.    1186     UPB           X

97.    1198     CurRate       X
98.    1205     LPayDate
99.    1213     NextDat
100.   1221     WHOPT
101.   1222     FNAME2
102.   1282     FADDR2
103.   1342     FCITY2
104.   1357     FSTATE2

                                   Annex 1-6

        FIELD
ITEM # POSITION    FIELD NAME TYPE SIZE DEC                 DESCRIPTION
------ -------- ------------- ---- ---- --- -------------------------------------------
105.   1359     FZIP2         C    5    0   2nd fund wire Zip
106.   1364     FABANUM2      C    15   0   2nd fund wire ABA #
107.   1379     FACCOUNT2     C    60   0   2nd fund wire Account #
108.   1439     MERSMIN       C    18   0   MERS NUMBER
109.   1457     ARMCONVERT    C    1    0   Convertible

110.   1458     ARMMARGIN     N    8    5   Gross Margin
111.   1466     ARMNEGAM      C    3    0   Negative Amortization Potential

112.   1469     BALAPPRORI    N    20   2   Original Appraisal
113.   1489     BALSALEPRI    N    20   2   Sales Price
114.   1509     CDPMICOMP     C    10   0   PMI Company
115.   1519     PMILEVEL      N    3    0   Mortgage Insurance Coverage
116.   1522     CDPREPAY      C    3    0   Prepayment Penalty
117.   1525     CDSECTION32   C    2    0   High Cost Loan
118.   1527     DATEFPAY      C    8    0   First Payment Date Formatted as mm/dd/yy
119.   1535     DATEMAT       C    8    0   Maturity Date Formatted as mm/dd/yy
120.   1543     DTIFRONT      N    8    2   Debt to Income Ratio
121.   1551     SIMSECOND     C    1    0   Simultaneous Second
122.   1552     DOCNOTEDATE   C    8    0   Note Date Formatted as mm/dd/yy
123.   1560     SSN           C    11   0   Primary Borrower Social Security Number
124.   1571     AgentAddr     C    80   0   Settlement Agent Address
125.   1651     Agentphone    C    25   0   Settlement Agent Phone Number

                                                                      REQ'D        REQ'D
                                                                REQ'D IF 2ND REQ'D  IF
        FIELD                 REQ'D                              IF     OR    IF   TAKE-
ITEM # POSITION    FIELD NAME FIELDS        COMMENTS             ARM  COMBO   WET   OUT
------ -------- ------------- ------ -------------------------- ----- ------ ----- -----
105.   1359     FZIP2
106.   1364     FABANUM2
107.   1379     FACCOUNT2
108.   1439     MERSMIN              required to the extent using MERS
109.   1457     ARMCONVERT    X      see code table:            X
                                     ARMCONVERT
110.   1458     ARMMARGIN     X                                 X
111.   1466     ARMNEGAM      X      see code table:            X
                                     ARMNEGAM
112.   1469     BALAPPRORI    X
113.   1489     BALSALEPRI    X
114.   1509     CDPMICOMP     X      see code table: CDPMICOMP
115.   1519     PMILEVEL      X      pct of loan balance covered
116.   1522     CDPREPAY      X      original number of months
117.   1525     CDSECTION32   X      see code table: CDSECTION32
118.   1527     DATEFPAY      X
119.   1535     DATEMAT       X
120.   1543     DTIFRONT      X
121.   1551     SIMSECOND     X      Y/N                              X
122.   1552     DOCNOTEDATE   X
123.   1560     SSN           X
124.   1571     AgentAddr     X                                              X
125.   1651     Agentphone    X                                              X

                                   Annex 1-7

ADDPSTATE     Unknown
              Unknown                                             U
              Alabama                                             AL
              Alaska                                              AK
              Arizona                                             AZ
              Arkansas                                            AR
              California                                          CA
              California-Northern                                 CA-N
              California-Southern                                 CA-S
              Colorado                                            CO
              Connecticut                                         CT
              Delaware                                            DE
              District of Columbia                                DC
              Florida                                             FL
              Georgia                                             GA
              Guam                                                GU
              Hawaii                                              HI
              Idaho                                               ID
              Illinois                                            IL
              Indiana                                             IN
              Iowa                                                IA
              Kansas                                              KS
              Kentucky                                            KY
              Louisiana                                           LA
              Maine                                               ME
              Maryland                                            MD
              Massachusetts                                       MA
              Michigan                                            MI
              Minnesota                                           MN
              Mississippi                                         MS
              Missouri                                            MO
              Montana                                             MT
              Nebraska                                            NE
              Nevada                                              NV
              New Hampshire                                       NH
              New Jersey                                          NJ
              New Mexico                                          NM
              New York                                            NY
              North Carolina                                      NC
              North Dakota                                        ND
              Ohio                                                OH
              Oklahoma                                            OK
              Oregon                                              OR
              Pennsylvania                                        PA
              Puerto Rico                                         PR
              Rhode Island                                        RI

                                   Annex 1-8

              South Carolina                                      SC
              South Dakota                                        SD
              Tennessee                                           TN
              Texas                                               TX
              Utah                                                UT
              Vermont                                             VT
              Virginia                                            VA
              Virgin Islands                                      VI
              Washington                                          WA
              West Virginia                                       WV
              Wisconsin                                           WI
              Wyoming                                             WY
ARMCONVERT    Unknown
              Unknown                                             U
              Convertible                                         Y
              Non-Convertible                                     N
              Not Applicable                                      N/A
ARMLOOKBACK   Unknown
              Unknown                                             U
              No Look Back                                        NO
              Not Applicable                                      N/A
              15 Days                                             15
              30 Days                                             30
              45 Days                                             45
              60 Days                                             60
ARMNEGAM      Unknown
              Unknown                                             U
              Negam                                               Y
              Non Negam                                           N
ARMROUNDING   Unknown
              Unknown                                             U
              Nearest 1/8th                                       N1/8
              Up 1/8th                                            U1/8
              Down 1/8th                                          D1/8
              No Rounding                                         NONE
              Not Applicable                                      N/A
CDADJTYPE     Unknown
              Unknown                                             U
              ARM                                                 ARM
              Fixed Rate                                          FR
              Graduated Payment                                   GPM
              Growing Equity                                      GEM
CDAMORT       Fixed                                               Level Pay
              ARM                                                 ARM
              Balloon                                             Balloon
CDASSUME      Unknown

                                   Annex 1-9

              Unknown                                             U
              Assumable                                           Y
              Non-Assumable                                       N
CDBALLOON     Unknown
              Unknown                                             U
              Balloon                                             Y
              Non-Balloon                                         N
CDBASIS       Unknown
              Unknown                                             U
              30/360                                              30/360
              Actual/360                                          ACT/360
              Actual/364                                          ACT/364
              Actual/365                                          ACT/365
              Actual/Actual                                       ACT/ACT
CDBUYDOWN     Unknown
              Unknown                                             U
              Buydown                                             Y
              No Buydown                                          N
CDDELQSTAT    Unknown
              Unknown                                             U
              30-59 Days                                          30
              60-89 Days                                          60
              90+ Days                                            90
              Bankruptcy                                          BK
              Forbearance                                         FB
              Foreclosure                                         FC
              Foreclosure/Forbearance                             FCB
              Normal Collections                                  NC
              Litigation                                          LIT
              Real Estate Owned                                   REO
              Ineligible Loan Status                              IS
CDDISCOUNT    Points                                              P
              Price                                               R
              Discount Amount                                     D
              Net Loan Amount                                     N
CDDOCTYPE     Unknown
              Unknown                                             U
              Alternative                                         ALT
              Easy                                                EZ
              Fast Trac                                           FT
              Full                                                FULL
              Full or Alternate                                   F/A
              Limited                                             LIM
              Lite                                                LITE
              Low                                                 LOW
              No Documentation                                    NO

                                   Annex 1-10

              No Income Qualifier                                 NIQ
              No Income Verifier                                  NIV
              No Ratio                                            NR
              Other                                               OTH
              Partial                                             PRT
              Reduced                                             RED
              Stated Documentation                                STD
              Streamline                                          STR
CDDOCTYPESP   No Emp/Income Verification                          C
              NAV and No Emp/Income Verification                  E
              VVOE                                                V
              1 Paystub Obtained                                  W
              1 Paystub Obtained and VVOE                         X
              1 Paystub and 1 W-2 and VVOE or 1Yr 1040(Self Emp)  Y
              Streamline                                          S
              Full Doc (2Yrs Emp Verification)                    Z
CDESCROW      Unknown
              Unknown                                             U
              Yes                                                 Y
              No                                                  N
CDFUNDING     Wires                                               W
              Drafts                                              D
              Official Check                                      C
              Certified Check                                     X
CDINDEX       Unknown
              Unknown                                             U
              CD - 6 Month                                        CDM6
              CD - 1 Year                                         CDY1
              COFI                                                COFI
              COFI - 1 Month                                      CM1
              COFI - 6 Month                                      CM6
              COFI - 1 Year                                       CY1
              COFI - 11th District                                CF11
              Federal Reserve                                     FED
              FHLB Fund rate                                      FHLB
              FHLMC - 30 Year                                     FH30Y
              Fixed Rate                                          FR
              FNMA - 30 Day                                       FN30D
              FNMA - 60 Days                                      FN60D
              Libor - 1 Month                                     LM1
              Libor - 6 Month                                     LM6
              Libor - 1 Year                                      LY1
              National Avg Contract Rate                          NACR
              Prime Rate - Bank                                   PRBK
              Prime Rate - WSJ                                    PRWS
              Treasury - 1 Week                                   TW1

                                   Annex 1-11

              Treasury - 1 Month                                  TM1
              Treasury - 3 Month                                  TM3
              Treasury - 6 Month                                  TM6
              Treasury - 1 Year                                   TY1
              Treasury - 3 Year                                   TY3
              Treasury - 5 Year                                   TY5
              Treasury - 10 Year                                  TY10
CDINTCOL      Unknown
              Unknown                                             U
              Advance                                             AD
              Arrears                                             AR
              Simple Interest                                     SI
CDJUMBO       Unknown
              Unknown                                             U
              Conforming Loan Balance                             N
              Non-conforming Loan Balance                         Y
CDLIEN        Unknown
              Unknown                                             U
              1st Lien                                            1
              2nd Lien                                            2
              3rd Lien                                            3
              4th Lien                                            4
              5th Lien                                            5
CDLINE        2nd Lien                                            2LN
              1st Lien ALT A                                      ALT1
              2nd Lien ALT A                                      ALT2
              ALT A                                               ALTA
              1st Lien Conforming                                 CON1
              2nd Lien Conforming                                 CON2
              Agency Conforming                                   CONF
              Construction to Permanent                           CTP
              HELOCS                                              HEL
              Home Improvement Loans                              HI
              Holdback / Repurchase Loans                         HOLD
              Hospital Line                                       HOSP
              Conforming Jumbo                                    JUMB
              MBS                                                 MBS
              1st Lien Non-Performing                             NON1
              2nd Lien Non-Performing                             NON2
              1st Lien Performing                                 PER1
              2nd Lien Performing                                 PER2
              P&I Receivables                                     PI
              1st Lien Prime                                      PRI1
              2nd Lien Prime                                      PRI2
              REO                                                 REO
              2nd Lien ALT A or 2nd Lien Subprime                 SEC

                                   Annex 1-12

              Servicing Advances                                  SERV
              Super Jumbo                                         SJUM
              Subprime                                            SUB
              1st Lien Subprime                                   SUB1
              2nd Lien Subprime                                   SUB2
              1st Lien Sub-Performing                             SUP1
              2nd Lien Sub-Performing                             SUP2
CDLOANTYPE    Unknown
              Unknown                                             U
              Commercial                                          COMM
              Consumer                                            CONS
              Conventional                                        CONV
              Conventional w/ PMI                                 CNVP
              Conventional w/o PMI                                CNV
              Farm                                                FM
              FHA                                                 FHA
              HELOC                                               HELC
              Home Equity Loan                                    HMEQ
              HUD                                                 HUD
              VA                                                  VA
CDOCCUP       Unknown
              Unknown                                             U
              Investment                                          I
              Non-Owner Occupied                                  N
              Primary                                             P
              Second Home                                         S
CDOWNTYPE     Unknown
              Unknown                                             U
              Fee Simple                                          FS
              Leasehold                                           LH
CDPART        Unknown
              Unknown                                             U
              No                                                  N
              Yes                                                 Y
CDPAYTYPE     Unknown
              Unknown                                             U
              Blended P+I                                         PI
              Interest Only                                       IO
              Principal Only                                      PO
              Rule of 78's                                        R78
CDPMICOMP     Unknown
              Unknown                                             U
              Amerin                                              AMER
              Amerin-Borrower Paid                                AMERB
              Amerin-Lender Paid                                  AMERL
              Borrower Paid                                       B

                                   Annex 1-13

              California Housing Fund                             CAHF
              Cavalier                                            CAVA
              Commercial Credit                                   CMCR
              Commonwealth Mtg Assurance                          CMAC
              Continental                                         CONT
              FGIC                                                FGIC
              FHA                                                 FHA
              First Mortgage                                      FRST
              Foremost Guaranty Corp.                             FMGY
              General Electric                                    GE
              Home Guaranty Corp.                                 HGIC
              Integon Mortgage Guaranty                           INTE
              Investor's Mtge. Insurance                          INMI
              Lender Paid                                         L
              Liberty Mortgage                                    LIB
              Maryland Housing Fund                               MARY
              Mtge Guaranty Insurance Corp.                       MGIC
              No Insurance                                        NO
              PMI                                                 PMI
              Policyholder's Benefit Life                         PBLI
              Radian Guaranty                                     RDN
              Republic Mtge Ins Co                                RMIC
              Ticor                                               TICO
              TMIC Ins. Company                                   TMIC
              Triad Guaranty Ins                                  TGIC
              United Guaranty Insurance                           UGI
              US Mortgage Insurance                               USMIC
              VA                                                  VA
              Verex Assurance Inc.                                VERX
              Vermont Home Mortgage                               VERMT
              Wisconsin Mtge Assurance                            WMAC
CDPREPAY      Unknown
              Unknown                                             U
              No Prepayment Penalty                               N
              Prepayment Penalty                                  Y
CDPRODUCT     Unknown
              Unknown                                             U
              Adjustable Rate                                     ARM
              ARM - 1 Month                                       AM1
              ARM - 6 Month                                       AM6
              ARM - 1 Year                                        AY1
              ARM - 1 Year/6 Month                                A1/6
              ARM - 18 Month/6 Month                              A18/6
              ARM - 2 Year                                        AY2
              ARM - 2 Year/6 Month                                A2/6
              ARM - 2 Year/1 Year                                 A2/1

                                   Annex 1-14

              ARM - 3 Year                                        AY3
              ARM - 3 Year/6 Month                                A3/6
              ARM - 3 Year/1 Year                                 A3/1
              ARM - 5 Year                                        AY5
              ARM - 5 Year/6 Month                                A5/6
              ARM - 5 Year/1 Year                                 A5/1
              ARM - 6 Year                                        AY6
              ARM - 6 Year/6 Month                                A6/6
              ARM - 6 Year/1 Year                                 A6/1
              ARM - 7 Year                                        AY7
              ARM - 7 Year/6 Month                                A7/6
              ARM - 7 Year/1 Year                                 A7/1
              ARM - 10 Year                                       AY10
              ARM - 10 Year/6 Month                               A10/6
              ARM - 10 Year/1 Year                                A10/1
              ARM - 15 Year                                       AY15
              ARM - 15 Year/6 Month                               A15/6
              ARM - 15 Year/1 Year                                A15/1
              ARM - 30 Year                                       AY30
              ARM - 30 Year/6 Month                               A30/6
              ARM - 30 Year/1 Year                                A30/1
              ARM - 30 Year/2 Year                                A30/2
              ARM - 30 Year/3 Year                                A30/3
              Balloon - 3/15                                      B3/15
              Balloon - 4/15                                      B4/15
              Balloon - 5 Year                                    B5
              Balloon - 5/10                                      B5/10
              Balloon - 5/15                                      B5/15
              Balloon - 5/25                                      B5/25
              Balloon - 5/30                                      B5/30
              Balloon - 7 Year                                    B7
              Balloon - 7/10                                      B7/10
              Balloon - 7/15                                      B7/15
              Balloon - 7/25                                      B7/25
              Balloon - 7/30                                      B7/30
              Balloon - 10/20                                     B10/20
              Balloon - 10/30                                     B10/30
              Balloon - 15 Year                                   B15
              Balloon - 15/20                                     B15/20
              Balloon - 15/30                                     B15/30
              Balloon - 20/30                                     B20/30
              Balloon - 25/30                                     B25/30
              Fixed - 1 Year                                      F1
              Fixed - 2 Year                                      F2
              Fixed - 3 Year                                      F3
              Fixed - 4 Year                                      F4

                                   Annex 1-15

              Fixed - 5 Year                                      F5
              Fixed - 6 Year                                      F6
              Fixed - 7 Year                                      F7
              Fixed - 8 Year                                      F8
              Fixed - 9 Year                                      F9
              Fixed - 10 Year                                     F10
              Fixed - 12 Year                                     F12
              Fixed - 15 Year                                     F15
              Fixed - 20 Year                                     F20
              Fixed - 24 Year                                     F24
              Fixed - 25 Year                                     F25
              Fixed - 30 Year                                     F30
              Fixed - 35 Year                                     F35
              Fixed - 40 Year                                     F40
              Fixed Rate                                          FR
              Fixed/ARM - 2/13 Year                               FA2/13
              Fixed/ARM - 2/18 Year                               FA2/18
              Fixed/ARM - 2/28 Year                               FA2/28
              Fixed/ARM - 3/12 Year                               FA3/12
              Fixed/ARM - 3/27 Year                               FA3/27
              Fixed/ARM - 5/25 Year                               FA5/25
              Graduated Payment                                   GPM
              Step - 2/28                                         S2/28
              Step - 3/27                                         S3/27
              Step - 5/25                                         S5/25
              Step - 7/23                                         S7/23
              ARM - Interest Only                                 AIO
              IO 2 Year; ARM - 1 Month                            I2/AM1
              IO 2 Year; ARM - 6 Month                            I2/AM6
              IO 2 Year; ARM - 1 Year                             I2/AY1
              IO 2 Year; ARM - 1 Year/6 Month                     I2/A1/6
              IO 2 Year; ARM - 2 Year                             I2/AY2
              IO 2 Year; ARM - 2 Year/6 Month                     I2/A2/6
              IO 2 Year; ARM - 2 Year/1 Year                      I2/A2/1
              IO 2 Year; ARM - 3 Year                             I2/AY3
              IO 2 Year; ARM - 3 Year/6 Month                     I2/A3/6
              IO 2 Year; ARM - 3 Year/1 Year                      I2/A3/1
              IO 2 Year; ARM - 5 Year                             I2/AY5
              IO 2 Year; ARM - 5 Year/6 Month                     I2/A5/6
              IO 2 Year; ARM - 5 Year/1 Year                      I2/A5/1
              IO 2 Year; ARM - 7 Year                             I2/AY7
              IO 2 Year; ARM - 7 Year/6 Month                     I2/A7/6
              IO 2 Year; ARM - 7 Year/1 Year                      I2/A7/1
              IO 2 Year; ARM - 10 Year                            I2/AY10
              IO 2 Year; ARM - 10 Year/6 Month                    I2/A10/6
              IO 2 Year; ARM - 10 Year/1 Year                     I2/A10/1

                                   Annex 1-16

              IO 3 Year; ARM - 1 Month                            I3/AM1
              IO 3 Year; ARM - 6 Month                            I3/AM6
              IO 3 Year; ARM - 1 Year                             I3/AY1
              IO 3 Year; ARM - 1 Year/6 Month                     I3/A1/6
              IO 3 Year; ARM - 2 Year                             I3/AY2
              IO 3 Year; ARM - 2 Year/6 Month                     I3/A2/6
              IO 3 Year; ARM - 2 Year/1 Year                      I3/A2/1
              IO 3 Year; ARM - 3 Year                             I3/AY3
              IO 3 Year; ARM - 3 Year/6 Month                     I3/A3/6
              IO 3 Year; ARM - 3 Year/1 Year                      I3/A3/1
              IO 3 Year; ARM - 5 Year                             I3/AY5
              IO 3 Year; ARM - 5 Year/6 Month                     I3/A5/6
              IO 3 Year; ARM - 5 Year/1 Year                      I3/A5/1
              IO 3 Year; ARM - 7 Year                             I3/AY7
              IO 3 Year; ARM - 7 Year/6 Month                     I3/A7/6
              IO 3 Year; ARM - 7 Year/1 Year                      I3/A7/1
              IO 3 Year; ARM - 10 Year                            I3/AY10
              IO 3 Year; ARM - 10 Year/6 Month                    I3/A10/6
              IO 3 Year; ARM - 10 Year/1 Year                     I3/A10/1
              IO 5 Year; ARM - 1 Month                            I5/AM1
              IO 5 Year; ARM - 6 Month                            I5/AM6
              IO 5 Year; ARM - 1 Year                             I5/AY1
              IO 5 Year; ARM - 1 Year/6 Month                     I5/A1/6
              IO 5 Year; ARM - 2 Year                             I5/AY2
              IO 5 Year; ARM - 2 Year/6 Month                     I5/A2/6
              IO 5 Year; ARM - 2 Year/1 Year                      I5/A2/1
              IO 5 Year; ARM - 3 Year                             I5/AY3
              IO 5 Year; ARM - 3 Year/6 Month                     I5/A3/6
              IO 5 Year; ARM - 3 Year/1 Year                      I5/A3/1
              IO 5 Year; ARM - 5 Year                             I5/AY5
              IO 5 Year; ARM - 5 Year/6 Month                     I5/A5/6
              IO 5 Year; ARM - 5 Year/1 Year                      I5/A5/1
              IO 5 Year; ARM - 7 Year                             I5/AY7
              IO 5 Year; ARM - 7 Year/6 Month                     I5/A7/6
              IO 5 Year; ARM - 7 Year/1 Year                      I5/A7/1
              IO 5 Year; ARM - 10 Year                            I5/AY10
              IO 5 Year; ARM - 10 Year/6 Month                    I5/A10/6
              IO 5 Year; ARM - 10 Year/1 Year                     I5/A10/1
              IO 7 Year; ARM - 1 Month                            I7/AM1
              IO 7 Year; ARM - 6 Month                            I7/AM6
              IO 7 Year; ARM - 1 Year                             I7/AY1
              IO 7 Year; ARM - 1 Year/6 Month                     I7/A1/6
              IO 7 Year; ARM - 2 Year                             I7/AY2
              IO 7 Year; ARM - 2 Year/6 Month                     I7/A2/6
              IO 7 Year; ARM - 2 Year/1 Year                      I7/A2/1
              IO 7 Year; ARM - 3 Year                             I7/AY3

                                   Annex 1-17

              IO 7 Year; ARM - 3 Year/6 Month                     I7/A3/6
              IO 7 Year; ARM - 3 Year/1 Year                      I7/A3/1
              IO 7 Year; ARM - 5 Year                             I7/AY5
              IO 7 Year; ARM - 5 Year/6 Month                     I7/A5/6
              IO 7 Year; ARM - 5 Year/1 Year                      I7/A5/1
              IO 7 Year; ARM - 7 Year                             I7/AY7
              IO 7 Year; ARM - 7 Year/6 Month                     I7/A7/6
              IO 7 Year; ARM - 7 Year/1 Year                      I7/A7/1
              IO 7 Year; ARM - 10 Year                            I7/AY10
              IO 7 Year; ARM - 10 Year/6 Month                    I7/A10/6
              IO 7 Year; ARM - 10 Year/1 Year                     I7/A10/1
              IO 10 Year; ARM - 1 Month                           I10/AM1
              IO 10 Year; ARM - 6 Month                           I10/AM6
              IO 10 Year; ARM - 1 Year                            I10/AY1
              IO 10 Year; ARM - 1 Year/6 Month                    I10/A1/6
              IO 10 Year; ARM - 2 Year                            I10/AY2
              IO 10 Year; ARM - 2 Year/6 Month                    I10/A2/6
              IO 10 Year; ARM - 2 Year/1 Year                     I10/A2/1
              IO 10 Year; ARM - 3 Year                            I10/AY3
              IO 10 Year; ARM - 3 Year/6 Month                    I10/A3/6
              IO 10 Year; ARM - 3 Year/1 Year                     I10/A3/1
              IO 10 Year; ARM - 5 Year                            I10/AY5
              IO 10 Year; ARM - 5 Year/6 Month                    I10/A5/6
              IO 10 Year; ARM - 5 Year/1 Year                     I10/A5/1
              IO 10 Year; ARM - 7 Year                            I10/AY7
              IO 10 Year; ARM - 7 Year/6 Month                    I10/A7/6
              IO 10 Year; ARM - 7 Year/1 Year                     I10/A7/1
              IO 10 Year; ARM - 10 Year                           I10/AY10
              IO 10 Year; ARM - 10 Year/6 Month                   I10/A10/6
              IO 10 Year; ARM - 10 Year/1 Year                    I10/A10/1
              Fixed - Interest Only                               FIO
              IO 2 Year; Fixed - 15 Year                          I2/F15
              IO 2 Year; Fixed - 20 Year                          I2/F20
              IO 2 Year; Fixed - 25 Year                          I2/F25
              IO 2 Year; Fixed - 30 Year                          I2/F30
              IO 3 Year; Fixed - 15 Year                          I3/F15
              IO 3 Year; Fixed - 20 Year                          I3/F20
              IO 3 Year; Fixed - 25 Year                          I3/F25
              IO 3 Year; Fixed - 30 Year                          I3/F30
              IO 5 Year; Fixed - 15 Year                          I5/F15
              IO 5 Year; Fixed - 20 Year                          I5/F20
              IO 5 Year; Fixed - 25 Year                          I5/F25
              IO 5 Year; Fixed - 30 Year                          I5/F30
              IO 7 Year; Fixed - 15 Year                          I7/F15
              IO 7 Year; Fixed - 20 Year                          I7/F20
              IO 7 Year; Fixed - 25 Year                          I7/F25

                                   Annex 1-18

              IO 7 Year; Fixed - 30 Year                          I7/F30
              IO 10 Year; Fixed - 15 Year                         I10/F15
              IO 10 Year; Fixed - 20 Year                         I10/F20
              IO 10 Year; Fixed - 25 Year                         I10/F25
              IO 10 Year; Fixed - 30 Year                         I10/F30
CDPROPERTY    Unknown
              Unknown                                             U
              2 Family                                            2F
              2-4 Family                                          2-4F
              3 Family                                            3F
              3-4 Family                                          3-4F
              4 Family                                            4F
              5+ Family                                           5F
              Condo                                               CO
              Condo - <4 floors                                   CL4
              Condo - >4 floors                                   CG4
              Condo - 1-4 floors                                  C14
              Condo - High Rise >8 floors                         CHR
              Condo - Low Rise <5 floors                          CLR
              Condo - Mid Rise 5-8 floors                         CMR
              Co-op                                               CP
              Deminimus PUD                                       DPUD
              Duplex                                              DUP
              Manufactured Housing                                MH
              Manufactured Housing/Mobile Home                    MHMB
              Manufactured Housing-Double Wide                    MH2
              Manufactured Housing-Single Wide                    MH1
              Manufactured Housing-Triple Wide                    MH3
              Mixed Use                                           MU
              Mobile Home                                         MB
              Modular                                             MD
              Multifamily                                         MF
              Other                                               OTH
              PUD                                                 PUD
              PUD Attached                                        PUA
              PUD Detached                                        PUDD
              Rowhouse                                            RH
              Single Family Attached                              SFA
              Single Family Detached                              SFD
              Single Family Residence                             SFR
              Townhouse                                           TH
CDPURPOSE     Unknown
              Unknown                                             U
              Construction                                        CN
              Construction/Permanent                              CP
              Debt Consolidation                                  DC

                                   Annex 1-19

              Home Improvement                                    HI
              Investment                                          IN
              Other                                               OTH
              Purchase                                            P
              Refinance - Cashout                                 CO
              Refinance - Rate Term                               RT
              Refinance - Unknown Type                            RU
CDSECTION32   Unknown
              Unknown                                             U
              High Cost                                           Y
              Not High Cost                                       N
CDSELFEMP     Unknown
              Unknown                                             U
              Yes                                                 Y
              No                                                  N
              Not Applicable                                      N/A
PMTFREQ       Unknown
              Unknown                                             U
              Bi-weekly                                           B
              Monthly                                             M
              Quarterly                                           Q
              Semi-Annually                                       S
              Annually                                            A

                                   Annex 1-20

                                                                         Annex 2

                                              TRUST RECEIPT

CDC Mortgage Capital Inc.
9 West 57th Street
New York, N.Y. 10019
Attn: [___________________]

                                                            [____________, 200_]

      Re: Custodial and Disbursement Agreement, dated as of August 25, 2004 (the "Custodial and Disbursement Agreement"), among Oak Street Mortgage LLC, as Seller, Deutsche Bank National Trust Company as Custodian and Disbursement Agent, and CDC Mortgage Capital Inc., as Buyer.

Ladies and Gentlemen:

      In accordance with the provisions of Section 3(b) of the above-referenced Custodial and Disbursement Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial and Disbursement Agreement), the undersigned, as Custodian, hereby certifies with respect to each Mortgage Loan described in the attached Asset Schedule and Exception Report as to all matters (subject to the Exceptions listed therein) set forth in Section 3(c) of the Custodial and Disbursement Agreement.

      The delivery of the attached Asset Schedule and Exception Report evidences that, other than the Exceptions listed as part of the Exception Report (i) all documents required to be delivered in respect of each Mortgage Loan pursuant to
Section 2 of the Custodial and Disbursement Agreement have been delivered and are in the possession of Custodian as part of the Mortgage File for such Mortgage Loan, (ii) Custodian is holding each Mortgage Loan identified on the Asset Schedule and Exception Report (except with respect to MERS Designated Mortgage Loans), pursuant to the Custodial and Disbursement Agreement, as the bailee of and custodian for Buyer and/or its designees and (iii) all such documents have been reviewed by Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in
Section 2 of the Custodial and Disbursement Agreement and the Review Procedures and (iv) the amount of the Mortgage Note is the same as the amount specified on the related Mortgage, and based upon a review of the Mortgage Note, items 6, 8 through 12, 14, 21, 22, 118 and 119 of Annex 1 as set forth in the Seller Asset Schedule delivered by Seller to Custodian are correct.

      Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Each Asset Schedule and Exception Report covering all Mortgage Loans sold to Buyer, delivered to Buyer by Custodian shall supersede and cancel the previously delivered Asset Schedule and Exception Report attached to the Trust Receipt, and shall control and be

                                    Annex 2-1
binding upon the parties hereto. The holder of this Trust Receipt is advised to contact Custodian to determine whether the attached Asset Schedule and Exception Report is the most recently delivered.

      THIS TRUST RECEIPT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS TRUST RECEIPT OR ANY INTEREST HEREIN WITHOUT REGISTRATION HEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                                 DEUTSCHE BANK NATIONAL TRUST
                                   COMPANY,
                                   solely in its capacity as Custodian

                                 By ____________________________________________
                                    Name:
                                    Title:

                                 By ____________________________________________
                                    Name:
                                    Title:

                                    Annex 2-2

                                                                         Annex 3

                      CUSTODIAL IDENTIFICATION CERTIFICATE

      On this _____ day of _____________ 200_, Oak Street Mortgage LLC (the "Seller"), under that certain Custodial and Disbursement Agreement, dated as of August 25, 2004 (the "Custodial and Disbursement Agreement"), among Seller, Deutsche Bank National Trust Company, as Custodian, Deutsche Bank National Trust Company, as Disbursement Agent, and CDC Mortgage Capital Inc., as Buyer, does hereby instruct Custodian to hold, in its capacity as Custodian, the Mortgage Files with respect to the Mortgage Loans listed on Attachment A hereto, which Mortgage Loans shall be subject to the terms of the Custodial and Disbursement Agreement as of the date hereof.

      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial and Disbursement Agreement.

      IN WITNESS WHEREOF, Seller has caused this Custodial Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                 OAK STREET MORTGAGE LLC

                                 By ____________________________________________
                                    Name:
                                    Title:

                                    Annex 3-1

                                                                    Attachment A
                                                                      to Annex 3

                                PURCHASED ASSETS

                      [Attach appropriate Asset Schedules]

                                   Annex 3A-1

                                                                         Annex 4

                                REVIEW PROCEDURES

            This Annex sets forth Custodian's review procedures for each item listed below delivered by Seller pursuant to the Custodial and Disbursement Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

      1. the Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor, or in the case of copies of the Mortgage permitted under Section 2(i)(B) of the Agreement, that such copies bear a reproduction of such signature;

      2. amount of the Mortgage Note is the same as the amount specified on the related Mortgage and Seller Asset Schedule;

      3.    the mortgagee is the same as the payee on the Mortgage Note;

      4. the Mortgage contains a legal description other than address, city and state on the first page and has evidence of recording thereon provided that Custodian shall have no responsibility for the accuracy or completeness of such legal description;

      5. the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

      6. neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

      7. the Mortgage Note is endorsed in blank by the named holder or payee thereof;

      8. each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under Section 2(i)(E) of the Agreement, that such copies appear to bear a reproduction of such signature of signatures, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to Seller;

      9. the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

                                    Annex 4-1

      10. the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

      11. based upon a review of the Mortgage Note, items 6, 8 through 12, 14, 21, 22, 118 and 119 of Annex 1 for each asset class as set forth in the Seller Asset Schedule delivered by Seller to Custodian are correct;

      12. with respect to each MERS Designated Mortgage Loan, shall verify the "MERS Identification Number" column by comparing such MERS Identification Number to each of (a) the information in the MERS Report and (b) the information in the Mortgage Note; and

      13. with respect to each MERS Designated Mortgage Loan, shall verify that no Person is listed as Interim Funder on the MERS(R) System, upon the request of the Buyer. In the event that a Person is designated as Interim Funder on any Purchase Date, the Custodian shall be required to review such field on the next succeeding Business Day following such Purchase Date to verify that the Interim Funder field is blank.

                                    Annex 4-2

                                                                       Annex 5-A

                         REQUEST FOR RELEASE AND RECEIPT

                                                        Date: [__________, 20__]

            The undersigned, Oak Street Mortgage LLC (the "Seller"), acknowledges receipt from Deutsche Bank National Trust Company, acting as agent, bailee and custodian (in such capacity, the "Custodian") for the exclusive benefit of CDC Mortgage Capital Inc. (the "Buyer") under the Master Repurchase Agreement (the "Repurchase Agreement"), dated as of August 25, 2004 between Seller and Buyer, of the following described documentation for the identified Mortgage Loan (the "Documentation"), possession of which is entrusted to Seller solely for the purpose of correcting the following documentary defects relating thereto:

Documentation:__________________________________________________________________
________________________________________________________________________________

Defect:_________________________________________________________________________
________________________________________________________________________________

            It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Documentation herein above described and in the proceeds of said Documentation has been granted to Buyer pursuant to the Repurchase Agreement.

            In consideration of the aforesaid delivery by Custodian, Seller hereby agrees to hold said Purchased Assets in trust for Buyer as provided under and in accordance with all provisions of the Repurchase Agreement and to return said Documentation no later than the close of business on the twelfth calendar day following the date hereof to Deutsche Bank National Trust Company; 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: OA040C.

                                   Annex 5-A-1

                                                                       Annex 5-B

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: [Address]

      Re: The Custodial and Disbursement Agreement, dated as of August 25, 2004 among Oak Street Mortgage LLC (the "Seller"), CDC Mortgage Capital Inc. (the "Buyer"), Deutsche Bank National Trust Company, as custodian (the "Custodian") and Deutsche Bank National Trust Company, as disbursement agent (the "Disbursement Agent").

            In connection with the administration of the Mortgage Loans held by you as Custodian on behalf of Buyer, we request the release, to be delivered to [us] [_____________ as servicer (the "Servicer")], of the (Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:  Ship Files To:

                                       Name:

                                       Address:

                                       Telephone Number:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

__1. Mortgage Loan Paid in Full. (Seller hereby certifies that all amounts received in connection therewith which are required to be remitted to Buyer have been credited to Buyer.)

__2. Mortgage Loan Liquidated By _____________. (Seller hereby certifies that all proceeds of insurance, condemnation or other liquidation have been finally received and credited to Buyer.)

__3.  Other (explain) ____________________________.

            If box 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

            If box 3 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                   Annex 5-B-1

            It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Purchased Assets hereinabove described and in the proceeds of said Purchased Assets has been granted to Buyer pursuant to the Repurchase Agreement.

            In consideration of the aforesaid delivery by Custodian, the undersigned hereby agrees to hold said Purchased Assets in trust for Buyer as provided under and in accordance with all provisions of the Custodial and Disbursement Agreement and to return said Purchased Assets to Custodian no later than the twelfth calendar day following the date hereof.

            The undersigned hereby acknowledges that it shall hold said Purchased Assets in trust for, and as bailee of, Buyer and shall return said Purchased Assets only to Custodian if Mortgage Loan has not paid in full or completely liquidated as certified above.

                                   Annex 5-B-2

                                                                       Annex 5-C

                               REQUEST FOR RELEASE

                                                                          [DATE]

            The undersigned, Oak Street Mortgage LLC (the "Seller"), requests release from Deutsche Bank National Trust Company, acting as agent, bailee and custodian (in such capacity, "Custodian") for the exclusive benefit of Buyer (as that term and other capitalized terms not otherwise defined herein are defined in that certain Master Repurchase Agreement, dated as of August 25, 2004 (the "Agreement"), between Seller and CDC Mortgage Capital Inc., as Buyer of the following described documentation for the Eligible Assets identified on the Seller Asset Schedule attached hereto, possession of which shall be delivered to ____________________ (the "Approved Purchaser") in connection with the sale thereof. The anticipated closing date for such sale is [DATE] and the anticipated purchase proceeds [MBS] shall equal: $_________________.

                                                                  Loan Document
Mortgagor Name            Loan Number           Note Amount         Delivered
--------------            -----------           -----------       -------------


Please send the referenced documentation to:

                        [NAME OF Approved Purchaser]
                        [ADDRESS]
                        [TELEPHONE]
                        [ATTENTION:]

Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex [12][13].

                                   Annex 5-C-1

                                                         Schedule 1 to Annex 5-C

                              SELLER ASSET SCHEDULE

                                   Annex 5-C-2

                                                                         Annex 6

                       AUTHORIZED REPRESENTATIVES OF BUYER

Name                                    Title                             Specimen Signature
_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

                                    Annex 6-1

                                                                         Annex 7

                      AUTHORIZED REPRESENTATIVES OF SELLER

Name                                    Title                             Specimen Signature
_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

                                    Annex 7-1

                                                                         Annex 8

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name                                    Title                             Specimen Signature
_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

                                    Annex 8-1

                                                                         Annex 9

                AUTHORIZED REPRESENTATIVES OF DISBURSEMENT AGENT

Name                                    Title                             Specimen Signature
_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

_____________________________           _____________________________     ________________________

                                    Annex 9-1

                                                                        Annex 10

                          ESCROW INSTRUCTION PARAGRAPH

                        The funds to be used for closing this transaction may be
            provided via wire transfer from or on behalf of a lender to Oak Street Mortgage, LLC. Any and all such closing funds received by you shall be deposited in an interest-bearing account(s) in such bank or banks approved by such lender, and any and all interest on the same shall remain in such account(s) and shall belong to such lender. Until such time as the closing funds are disbursed pursuant to the escrow instructions, such closing funds shall be the property of the lender and shall be held by you on behalf of lender and not on behalf of any other party. If the mortgage loan is not funded by [5:00 p.m.] New York time on the business day on which you receive the closing funds, you are to return the closing funds via federal funds wire transfer to the lender.

                        Upon the funding of the mortgage loan, all of the
            documents and files relating to such mortgage loan shall be owned by lender, and you hereby agree to act as lender's agent, custodian and bailee for such time as you are holding the same. These instructions shall be irrevocable and can only be modified with the approval in writing of the lender.

                                   Annex 10-1

                                                                        Annex 11

                                 EXCEPTION CODES

ID
No.   Document Exceptions    Code               Description                             CDC Annex 11                    Fatal
----  --------------------   ----     --------------------------------  --------------------------------------------    -----
1.    Assignment             DNE        Document Unexecuted             Assignment in blank is not signed (F)             x

2.    Assignment             P        Photo-Copy                        Assignment in blank is not original (F)           x

3.    Assignment             M          Not Received                    No Corporate assignment in blank (F)              x

4.    Assignment             O*        Original with comment            Blank assignments is not notarized (F)            x

5.    Assignment             INC       Incomplete/Incorrect Applies to  Borrower's name is not on blank assignment
                                      Amount,Name,Address,Legal
                                      Description,Riders

6.    Assignment             INC       Incomplete/Incorrect Applies to  Corporate assignment in blank missing D. B. A.
                                      Amount,Name,Address,Legal         (doing business as)
                                      Description,Riders

7.    Assignment             INC       Incomplete/Incorrect Applies to  Assignment in blank is not executed by Seller
                                      Amount,Name,Address,Legal         name on grid-3rd party
                                      Description,Riders

8.    Assignment             M          Not Received                    Assignment to GNMA is missing (F)                 x

9.    Assignment             BKT        Blanket

10.   Assignment             BRK        Break in Chain

11.   Assignment             CV         Can't Verify

12.   Assignment             DNR        Document/Data Not Reviewed

13.   Assignment             NA         Not Applicable

14.   Assignment in Blank    INC       Incomplete/Incorrect

15.   Assignment in Blank    M          Not Received

16.   Assignment in Blank    P        Photo-Copy

17.   Chattel Mortgage       M          Not Received

18.   Chattel Mortgage       NA         Not Applicable

19.   Consolidation/         M          Not Received                    Consolidation/Modification agreement is missing
      Extension/
      Modification
      Agreement

20.   Consolidation/         P        Photo-Copy                        Consolidation/Modification agreement is not
      Extension/                                                        certified
      Modification
      Agreement

21.   Consolidation/         CV         Can't Verify
      Extension/
      Modification
      Agreement

22.   Consolidation/         DNE        Document Unexecuted
      Extension/
      Modification
      Agreement

                                   Annex 11-1

23.   Consolidation/         DNR        Document/Data Not Reviewed
      Extension/
      Modification
      Agreement

24.   Consolidation/         INC       Incomplete/Incorrect Amount
      Extension/                      Less than Mortgage, Missing
      Modification                    Legal Description
      Agreement

25.   Consolidation/         NA         Not Applicable
      Extension/
      Modification
      Agreement

26.   Endorsement            M          Not Received                    Endorsement in blank on the note is missing (F)   x

27.   Endorsement            DNE        Document Unexecuted             Endorsement in blank on the note is missing       x
                                                                        seller's authorized signature (F)

28.   Endorsement            EXT       Extra                            Erroneous endorsement must be voided and
                                                                        initiated

29.   Endorsement            INC       Incomplete/Incorrect             Endorsement in blank is to the takeout            x
                                                                        investor (F)

30.   Endorsement            INC       Incomplete/Incorrect             Corporate assignment in blank is CDC

31.   Endorsement            INC       Incomplete/Incorrect             Endorsement in blank missing D.B.A. (doing
                                                                        business as)

32.   Endorsement            INC       Incomplete/Incorrect             Endorsement in blank is on the intervening
                                                                        Allonge

33.   Endorsement            INC       Incomplete/Incorrect             Endorsement in blank is missing authorized
                                                                        name and title

34.   Endorsement            INC       Incomplete/Incorrect             Endorsement on note reads "with recourse" (F)     x

35.   Endorsement            P        Photo-Copy                        Endorsement on note is a facsimile signature,
                                                                        not a live linked signature

36.   Endorsement            BRK        Break in Chain

37.   Endorsement            CV         Can't Verify

38.   Endorsement            DNR        Document/Data Not Reviewed

39.   Endorsement            NA         Not Applicable

40.   Endorsement            O*        Original with comment

41.   Intervening            M          Not Received                    Intervening assignment (from/to) is missing
      Assignment

42.   Intervening            DNE        Document Unexecuted             Intervening assignment (from/to) is not signed
      Assignment

43.   Intervening            P        Photo-Copy                        Intervening assignment (from/to) is not
      Assignment                                                        certified

44.   Intervening            O*        Original with comment            Corporate assignment has no legal description
      Assignment                                                        and is not complete

45.   Intervening            BKT        Blanket Assignment
      Assignment

46.   Intervening            BRK        Break in Chain
      Assignment

47.   Intervening            CV         Can't Verify
      Assignment

48.   Intervening            DNR        Document/Data Not Reviewed
      Assignment

49.   Intervening            INC       Incomplete/Incorrect Applies to
      Assignment                      Amount,Name,Address

50.   Intervening            NA         Not Applicable
      Assignment

51.   Intervening            M          Not Received                    Intervening endorsement (from/to) on note         x
      Endorsement                                                       missing (F)

52.   Intervening            DNE        Document Unexecuted             Intervening endorsement (from/to) on the note     x
      Endorsement                                                       is missing authorized signature (F)

                                   Annex 11-2

53.   Intervening            BRK        Break in Chain
      Endorsement

54.   Intervening            CV         Can't Verify
      Endorsement

55.   Intervening            DNR        Document/Data Not Reviewed
      Endorsement

56.   Intervening            INC       Incomplete/Incorrect
      Endorsement

57.   Intervening            NA         Not Applicable
      Endorsement

58.   Intervening            O*        Original with comment
      Endorsement

59.   Intervening            P        Photo-Copy
      Endorsement

60.   LTV                    M          Not Received                    LTV/PMI certificate is missing

61.   LTV                    P        Photo-Copy                        LTV/MI officer's certificate is not original

62.   Mortgage/Deed of       M          Not Received                    Mortgage/Deed is missing (faxable cure) (F)       x
      Trust

63.   Mortgage/Deed of       P        Photo-Copy                        Mortgage/Deed is not certified
      Trust

64.   Mortgage/Deed of       O*        Original with comment            Mortgage/Deed is missing assumption agreement
      Trust

65.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Mortgage/Deed - the borrower's name and
      Trust                           Amount,Name,Address,Legal         signature does not match the note
                                      Description,Riders

66.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Mortgage/Deed - the amount is not less or
      Trust                           Amount,Name,Address,Legal         equal to the amount on the note
                                      Description,Riders

67.   Mortgage/Deed of       DNE        Document Unexecuted             Mortgage/Deed is not signed (F)                   x
      Trust

68.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Husband and Wife's name is not on note but on
      Trust                           Amount,Name,Address,Legal         mortgage
                                      Description,Riders

69.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Mortgage date does not match the note date
      Trust                           Amount,Name,Address,Legal
                                      Description,Riders

70.   Mortgage/Deed of       O*        Original with comment            Mortgage/Deed is missing riders
      Trust

71.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Mortgage/Deed is missing Schedule A (legal
      Trust                           Amount,Name,Address,Legal         description)
                                      Description,Riders

72.   Mortgage/Deed of       O*        Original with comment            Missing power of attorney (faxable cure) (F)
      Trust

73.   Mortgage/Deed of       O*        Original with comment            Mortgage/Deed not notarized
      Trust

74.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Mortgage/Deed is missing one or more pages
      Trust                           Amount,Name,Address,Legal
                                      Description,Riders

75.   Mortgage/Deed of       INC       Incomplete/Incorrect Applies to  Mortgagors name matches grid, loan number does
      Trust                           Amount,Name,Address,Legal         not
                                      Description,Riders

76.   Mortgage/Deed of       P        Photo-Copy                        Mortgage/Deed copy UR
      Trust

77.   Mortgage/Deed of       P        Photo-Copy                        Mortgage/Deed CTC UR
      Trust

                                   Annex 11-3

78.   Mortgage/Deed of       O*        Original with comment            Mortgage/Deed UR
      Trust

79.   Mortgage/Deed of       CV         Can't Verify
      Trust

80.   Mortgage/Deed of       DNR        Document/Data Not Reviewed
      Trust

81.   Mortgage/Deed of       NA         Not Applicable
      Trust

82.   Note                   M          Not Received                    Note missing (F)                                  x

83.   Note                   CT        Copy - Certified                 Note is not original (F)                          x

84.   Note                   P        Photo-Copy                        Note is not original (F)                          x

85.   Note                   CV         Can't Verify                    Note is missing borrower's name (F)               x

86.   Note                   INC       Incomplete/Incorrect Applies to  Note-borrower's name does not match the file      x
                                      Amount, Name, Address             (F)

87.   Note                   DNE        Document Unexecuted             Note is missing borrower's signature (F)          x

88.   Note                   INC       Incomplete/Incorrect Applies to  Note face amount does not match grid
                                      Amount, Name, Address

89.   Note                   O*       Original with comment             Balloon note is missing rider

90.   Note                   INC       Incomplete/Incorrect Applies to  Correction on note is not initialed (F)
                                      Amount, Name, Address

91.   Note                   INC       Incomplete/Incorrect Applies to  On original note written and numeric amounts
                                      Amount, Name, Address             do not agree

92.   Note                   INC       Incomplete/Incorrect Applies to  Loan number matches grid, mortgagors name does
                                      Amount, Name, Address             not

93.   Note                   INC       Incomplete/Incorrect Applies to  Note is signed by a corporation
                                      Amount, Name, Address

94.   Note                   O*       Original with comment             Loan file is a second mortgage

95.   Note                   M          Not Received                    Credit file/shipping file received no original
                                                                        note

96.   Note                   INC       Incomplete/Incorrect Applies to  Principal amount, alpha and numeric, if           x
                                      Amount, Name, Address             included on note do not match (F)

97.   Note                   INC       Incomplete/Incorrect Applies to  Property street address, city and state, do       x
                                      Amount, Name, Address             not match (if property address is included on
                                                                        the note (F)

98.   Note                   O*       Original with comment             Promissory note requires a notorization,          x
                                                                        notary is missing (F)

99.   Note                   DNR        Document/Data Not Reviewed

100.  Note                   NA         Not Applicable

101.  ORG TERM               INC       Incomplete/Incorrect             Loan term on note does not match grid

102.  Power of Attorney      INC       Incomplete/Incorrect Applies to
                                      Amount,Name,Address

103.  Power of Attorney      M          Not Received

104.  Power of Attorney      P        Photo-Copy

105.  Private Mortgage       CV         Can't Verify
      Insurance

106.  Private Mortgage       M          Not Received
      Insurance

107.  Proprietary            CV         Can't Verify

                                   Annex 11-4

      Lease/Occupancy
      Agreement

108.  Proprietary            DNE        Document Unexecuted
      Lease/Occupancy
      Agreement

109.  Proprietary            DNR        Document/Data Not Reviewed
      Lease/Occupancy
      Agreement

110.  Proprietary            M          Not Received
      Lease/Occupancy
      Agreement

111.  Proprietary            NA         Not Applicable
      Lease/Occupancy
      Agreement

112.  RATE                   INC       Incomplete/Incorrect             Interest rate on note does not match grid

113.  RATE                   INC       Incomplete/Incorrect             Interest rate, alpha and numeric, if included     x
                                                                        on note do not match (F)

114.  Title Policy           M         Not Received                     Title policy missing

115.  Title Policy           CV          Can't Verify

116.  Title Policy           NA        Not Applicable

117.  Title Policy           CV         Can't Verify

118.  Title Policy           INC       Incomplete/Incorrect Applies to
                                      Amount, Name, Address

119.  Title Policy           INC       Incomplete/Incorrect Applies to
                                      Amount,Name,Address

120.  Title Policy           M          Not Received

121.  Title Policy           NA         Not Applicable

122.  TPCOMM                 M          Not Received                    Commitment is missing (F)                         x

123.  UCC 1                  INC       Incomplete/Incorrect Amount Less
                                      than Mortgage, Missing Legal
                                      Description

124.  UCC 1                  M          Not Received

125.  UCC 3                  INC       Incomplete/Incorrect Amount Less
                                      than Mortgage, Missing Legal
                                      Description

126.  UCC 3                  M          Not Received

127.  UCC3 to Blank          INC       Incomplete/Incorrect Amount Less
                                      than Mortgage, Missing Legal
                                      Description

128.  UCC3 to Blank          M          Not Received

129.  UCC3 to Blank          M          Not Received

                                   Annex 11-5

                                                                        Annex 12

                          TRANSMITTAL & BAILMENT LETTER
                             [Custodian Letterhead]

      Re:   [Insert Description of Loan, including Seller's Name, Loan Amount
            and Purchaser's Loan Number    ]

Ladies and Gentlemen:

            Subject to the terms and conditions set forth below, we hereby transmit the originally executed promissory note (the "Mortgage Note") relating to the above-referenced mortgage loan (the "Mortgage Loan"). We have released possession of the Mortgage Note to you only in reliance on your agreement with the terms and conditions set forth below.

            By your acceptance of the Mortgage Loan, you acknowledge that (i) CDC Mortgage Capital Inc. ("CDC") is the owner of the Mortgage Loan and (ii) you have received possession of the Mortgage Note along with certain other documents comprising the related mortgage files (together with the Mortgage Note, the "Mortgage Loan Documents"), in trust, as bailee for and agent of Deutsche Bank National Trust Company ("Custodian") (which holds the Mortgage Loan Documents as custodian and bailee for the benefit of CDC). Until your status as bailee is terminated as set forth below, you agree not to deliver the Mortgage Note to Seller or any third party and to act only as agent for Custodian with respect to the Mortgage Loan Documents.

            Your status and obligations as bailee shall automatically terminate, without further action by any party, upon earliest to occur of (i) payment of the full amount of the Repurchase Price (as defined in the Master Repurchase Agreement, between CDC and the Seller for such Mortgage Loan to CDC (the "Takeout Date") or (ii) return of the Mortgage Loan Documents to Custodian, as set forth below. CDC does hereby transfer, assign and convey any and all of its right, title and interest in the Mortgage Loan and Mortgage Loan Document to you effective as of the Takeout Date upon receipt of the Repurchase Price in full.

            For purposes of the Takeout Date set forth above, the Repurchase Price shall be deemed paid in full when CDC receives a federal wire transfer in the amount of the purchase price for the mortgage loans agreed to be paid by you, without offset or deduction (the "Commitment Price") sent to CDC in immediately available funds to: [Name of Bank]; ABA:[__________]; Account #:
[__________]; Account Name: [__________].

            You agree only to send payments to CDC, as specified above, and not to honor a change in the above wire transfer or mailing instructions unless provided in writing and signed by CDC.

            You agree to deliver the Mortgage Loan Documents: (a) Upon your receipt of CDC's written request therefor (provided that such request is received by you prior to your

                                   Annex 12-1
payment of the Commitment Price); (b) promptly, in the event that you elect not to purchase the Mortgage Loan, or (c) in the event that the Mortgage Note is defective and requires correction. In the alternative, you agree to take such other action with respect to the Mortgage Note and the related Mortgage Loan Documents as may be agreed upon in writing between CDC and you. Any delivery by you to Custodian shall be made by express mail to the address of Custodian set forth below; provided however, that in no case shall you return such Mortgage Loan Document to Custodian later than thirty (30) calendar days after receipt of such Mortgage Loan Document.

            Any Mortgage Loan Documents (or portion thereof) being returned in accordance herewith shall be sent to Custodian by overnight courier to: Deutsche Bank National Trust Company; 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: OA040C, no later than thirty (30) calendar days after the date hereof.

            Any questions relating to the Mortgage Loan Documents should be referred to the attention of Ray Sullivan at CDC, Telephone: (212) 891-5815.

            By acknowledging receipt of this Bailee Letter you shall be bound by the terms hereof. CDC requests that you acknowledge receipt of the Mortgage Loan Documents and this Bailee Letter by signing and returning the enclosed copy of this Bailee Letter in the enclosed self-addressed envelope; provided, however, that your failure to do so does not nullify [Purchaser's] acceptance of the terms of this Bailee Letter.

                                          Sincerely,

                                          DEUTSCHE BANK NATIONAL TRUST
                                              COMPANY, as Custodian

                                          By:___________________________________
                                          Name:
                                          Title:

                                          By:___________________________________
                                          Name:
                                          Title:

Acknowledged and Agreed this __ day of
 _______, 200_

[PURCHASER]

By:____________________________________
Name:
Title:

                                   Annex 12-2

                                                                        Annex 13

                          TRANSMITTAL & BAILMENT LETTER
                             [Custodian Letterhead]

[Custodian/Trustee]
________________________
________________________

      Re:   Shipment of Mortgage Loans for Pool Formation

Ladies and Gentlemen:

            Attached please find those Mortgage Loans listed separately on the attached schedule, which are owned by CDC Mortgage Capital Inc. and are being delivered to you, as custodian/trustee, for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security (the "MBS") described as follows: __________________________________.

            The Mortgage Loans comprise a portion of the "Purchased Assets" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Master Repurchase Agreement, dated as of August 25, 2004 (the "Agreement"), between Oak Street Mortgage LLC ("Seller"), and CDC Mortgage Capital Inc., as buyer (the "Buyer"). Each of the Mortgage Loans is the property of Buyer, and upon the issuance and delivery of the MBS to Buyer, Buyer transfers, assigns and conveys its right, title and interest to the Purchased Assets to you.

            Pending issuance of the MBS, you shall hold possession of such Purchased Assets, and the documentation evidencing same as custodian, agent and bailee for and on behalf of Buyer. In the event that any Mortgage Loan is unacceptable for purchase, return the Mortgage Loan directly to Custodian at its address set forth below. In no event shall any Mortgage Loan be returned to, or sales proceeds remitted to, Seller. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than sixty (60) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

                                   Annex 13-1

            NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE CUSTODIAN, AGENT AND BAILEE FOR BUYER ON THE TERMS DESCRIBED IN THIS LETTER. CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                             Very truly yours,

                                             DEUTSCHE BANK NATIONAL TRUST
                                                 COMPANY,
                                                 as Custodian

                                             By: _______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                             Address: __________________________
                                                      __________________________
                                                      __________________________

RECEIPT ACKNOWLEDGED:

[CUSTODIAN/TRUSTEE]

By________________________
   Name:
   Title:

Date:  ________________

                                   Annex 13-2

                                                                        Annex 14

                                   [RESERVED].

                                   Annex 14-1

                                                                        Annex 15

                          [FORM OF LOST NOTE AFFIDAVIT]

            I, as ___________________________ (title) of Deutsche Bank National Trust Company (the "Custodian"), am authorized to make this Lost Note Affidavit on behalf of Custodian. In connection with the administration of the Mortgage Loans held by Custodian on behalf of CDC Mortgage Capital Inc. (the "Buyer"), _______________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

      1.    Custodian's address is:

      2.    1761 East St. Andrew Place, Santa Ana, California 92705

      3. Custodian previously delivered to Buyer an Asset Schedule and Exception Report with respect to the Mortgage Note [made by _______________ in favor of ____________, dated _____________, in the principal amount of $_________________] which did not indicate such Mortgage Note is missing;

      4. Such Mortgage Note was sold to Buyer by Seller pursuant to the terms and provisions of a Master Repurchase Agreement dated and effective as of July [__], 2004;

      5. Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

      6. Aforesaid Mortgage Note (hereinafter called the "Original") has been lost;

      7. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

      8.    Custodian was Custodian of the Original at the time of loss; and

      9. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to Buyer. 10. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, as provided by Oak Street Mortgage LLC or its designee and (ii) the Mortgage which secures the Mortgage Note, which Mortgage is recorded at _________________

      11. Deponent hereby agrees that Custodian (a) shall indemnify and hold harmless Buyer, its successors, and assigns, against any cost, loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any cost, loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the

                                   Annex 15-1

            Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of a new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

      12. This Affidavit is intended to be relied on by Buyer, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                        EXECUTED THIS ____ day of _______, 200_,
                                           on behalf of Custodian by:

                                        _____________________________________
                                           Signature

                                        ______________________________________
                                           Typed Name

            On this _________ day of _______________________, 200_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

______________________________________
Notary Public in and for the
State of ____________________________.
My Commission expires:  _______________.

                                   Annex 15-2

                                                                        Annex 16

                            FORM OF SETTLEMENT REPORT
                       CDC/OAK STREET REPURCHASE AGREEMENT

                                                                Dated: _________

ELIGIBLE ASSETS FOR    REPURCHASE
      REPURCHASE          DATE              REPURCHASE PRICE       PURCHASE PRICE       PRICE DIFFERENTIAL
-------------------    ----------           ----------------       --------------       ------------------
___________________    ___________          ________________       ______________       __________________
___________________    ___________          ________________       ______________       __________________
___________________    ___________          ________________       ______________       __________________
___________________    ___________          ________________       ______________       __________________
___________________    ___________          ________________       ______________       __________________

Total Repurchase Price:  $__________________

                Funds to be released to Buyer: $_________________

                                   Annex 16-1

                                                                      Annex 17-A

                            FORM OF SELLER'S RELEASE

                                     [Date]

CDC Mortgage Capital Inc.
9 West 57th Street
New York, NY 10019

Re: Master Repurchase Agreement, dated as of August 25, 2004 (the "Repurchase Agreement"), by and between Oak Street Mortgage LLC (the "Seller") and CDC Mortgage Capital Inc. (the "Buyer")

Ladies and Gentlemen:

            With respect to the mortgage loans described in the attached Schedule A (the "Mortgage Loans") (a) we hereby certify to you that the Mortgage Loans are not subject to a lien of any third party and (b) we hereby release all right, interest or claim of any kind with respect to such Mortgage Loans, such release to be effective automatically without further action by any party upon payment from CDC Mortgage Capital Inc., of the amount of the Purchase Price contemplated under the Repurchase Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Repurchase Agreement.

                                        Very truly yours,

                                        OAK STREET MORTGAGE LLC

                                        By: ____________________________________
                                            Name:
                                            Title:

                                  Annex 17-A-1

                                                         Exhibit A to Annex 17-A

                      [FORM OF SELLER'S WIRE INSTRUCTIONS]
                                (to be provided)

                                 Exhibit 17-A-1

                                                                      Annex 17-B

                       FORM OF WAREHOUSE LENDER'S RELEASE

                                     (Date)

CDC Mortgage Capital Inc.
9 West 57th Street
New York, NY 10019

Re: Certain Mortgage Loans Identified on Schedule A hereto and owned by [Seller]

            The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loan(s) described in the attached Schedule A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available funds of $__________________, in accordance with the following wire instructions:

                                            ____________________________________

                                            ____________________________________

                                            Very truly yours,

                                            [WAREHOUSE LENDER]

                                            By: ________________________________
                                                Name:
                                                Title:

                                   Exh. 17-B-1

                                                                        Annex 18

                           FORM OF PAYMENT DATE REPORT


                         BEGINNING                               ENDING                       PERIODIC
CUSTOMER                OUTSTANDING                            OUTSTANDING                     ADVANCE
  LINE      EFFECTIVE    PURCHASE     ADDITIONAL  AGGREGATE     AGGREGATE    LIBOR            REPURCHASE
SUBLIMIT       DATE        PRICE       PURCHASES REPURCHASES    PURCHASES     RATE  SPREAD     PAYMENT
--------    ---------   -----------   ---------- -----------   -----------   -----  ------    ----------
TOTAL          / /         0.00          0.00        0.00        0.00                            0.00
                           ----          ----        ----        ----                            ----
  TOTAL                    0.00          0.00        0.00        0.00                            0.00

  SUBTOT:                  0.00          0.00        0.00        0.00                            0.00

TOTAL:                     0.00          0.00        0.00        0.00                            0.00
                           ----          ----        ----        ----                            ----
TOTAL:                     0.00          0.00        0.00        0.00                            0.00

                                   Annex 18-1

                                                                        Annex 19

                      FORM OF ELECTRONIC TRACKING AGREEMENT

      THIS ELECTRONIC TRACKING AGREEMENT, dated as of [____], 2004 ("Agreement"), among CDC Mortgage Capital Inc. ("Buyer"), Oak Street Mortgage LLC (the "Seller"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), MERSCORP, Inc. ("Electronic Agent") and Mortgage Electronic Registration Systems, Inc. ("MERS").

      WHEREAS, the Buyer has agreed to purchase from the Seller, from time to time, certain residential first mortgage loans (the "Mortgage Loans") pursuant to the terms and conditions of a Master Repurchase Agreement, dated as of August 25, 2004, between the Buyer and the Seller, as amended from time to time (the "Repurchase Agreement"), and a Custodial and Disbursement Agreement, dated as of August 25, 2004, among the Custodian, the Disbursement Agent, the Buyer and the Seller, as amended from time to time (the "Custodial Agreement"); and

      WHEREAS, the Seller is obligated to cause the Mortgage Loans to be serviced pursuant to the terms and conditions of the Repurchase Agreement and to complete all actions necessary to cause the issuance and delivery to the Custodian of the Notes evidencing the Mortgage Loans (the "Mortgage Notes"); and

      WHEREAS, the Buyer, the Custodian and the Seller desire to have certain Mortgage Loans registered on the MERS(R) System (defined below) such that the mortgagee of record under each Mortgage (defined below) shall be identified as MERS;

      NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

SECTION 1. DEFINITIONS.

      Capitalized terms used in this Agreement shall have the meanings ascribed to them below.

      "Affected Loans" shall have the meaning assigned to such term in Section 4(b).

      "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related mortgaged property is located to effect the assignment of the Mortgage upon recordation.

      "Document Custodian" shall mean, with respect to each MERS Designated Mortgage Loan, the Person named on the MERS(R) System as the document custodian pursuant to the MERS Procedures Manual.

                                   Annex 19-1

      "Event of Default" shall mean an "Event of Default" as defined in the Repurchase Agreement.

      "Incomplete MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 21 below.

      "Interim Funder" shall mean, with respect to each MERS Designated Mortgage Loan, the Person named on the MERS(R) System as the interim funder pursuant to the MERS Procedures Manual.

      "MERS Designated Mortgage Loan" shall have the meaning assigned to such term in Section 3.

      "MERS Member" shall mean a Person that has the status and rights of a member of MERS with respect to specified mortgage loans in accordance with the MERS Procedures Manual.

      "MERS Procedures Manual" shall mean the MERS Procedures Manual attached as Exhibit B hereto, as it may be amended from time to time.

      "MERS(R) System" shall mean the Electronic Agent's mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

      "Mortgage" shall mean with respect to a Mortgage Loan that is not a co-op loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on a fee simple residential dwelling securing the Mortgage Note or a leasehold estate with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice and with respect to a co-op loan, the related co-op security agreement.

      "Mortgage Loan" shall mean each mortgage loan which Custodian has been instructed to hold for Buyer pursuant to the Custodial and Disbursement Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage, and (ii) all right, title and interest of Seller in and to the Mortgaged Property covered by such Mortgage.

      "Mortgage Loan Documents" shall mean the originals of the Mortgage Notes and other documents and instruments required to be delivered to the Custodian in connection with each transaction, all pursuant to the Custodial Agreement.

      "Mortgage Note" shall mean a promissory note or other evidence of indebtedness of the obligor thereunder, representing a Mortgage Loan, and secured by the related Mortgage.

      "Mortgagor" shall mean the obligor on a Mortgage Note.

                                   Annex 19-2

      "Notice of Default" shall mean a notice from the Custodian that an Event of Default has occurred and is continuing.

      "Opinion of Counsel" shall mean a written opinion of counsel in form and substance reasonably acceptable to the Custodian.

      "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

      "Servicer" shall mean, with respect to each MERS Designated Mortgage Loan, the Person named on the MERS(R) System as the servicer pursuant to the MERS Procedures Manual.

SECTION 2. APPOINTMENT OF THE ELECTRONIC AGENT.

      (a) The Buyer, the Custodian and the Seller, by execution and delivery of this Agreement, each does hereby appoint MERSCORP, Inc. as the Electronic Agent, subject to the terms of this Agreement, to perform the obligations set forth herein.

      (b) MERSCORP, Inc., by execution and delivery of this Agreement, does hereby (i) agree with the Buyer, the Custodian and the Seller subject to the terms of this Agreement to perform the services set forth herein, and (ii) accept its appointment as the Electronic Agent.

SECTION 3. DESIGNATION OF MERS AS MORTGAGEE OF RECORD; DESIGNATION OF INVESTOR
           AND SERVICER OF RECORD IN MERS.

      The Seller has designated or shall designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record with respect to each Mortgage Loan registered under the MERS(R) System and held by the Custodian on behalf of Buyer, and in accordance with the MERS Procedures Manual, the Seller has designated or shall designate the Seller as the investor in the MERS(R) System for each such Mortgage Loan (each such Mortgage Loan, upon such designation by MERS, a "MERS Designated Mortgage Loan") and has designated or shall designate the Custodian as Document Custodian and the related servicer (which may be Seller) as Servicer on the MERS(R) System for each MERS Designated Mortgage Loan.

SECTION 4. OBLIGATIONS OF THE ELECTRONIC AGENT.

      (a) The Electronic Agent shall ensure that MERS, as the mortgagee of record under each MERS Designated Mortgage Loan, shall promptly forward all properly identified notices MERS receives in such capacity to the person or persons identified in the MERS(R) System as the servicer or if a subservicer is identified in the MERS(R) System, the subservicer for such MERS Designated Mortgage Loan.

                                   Annex 19-3

      (b) Upon receipt of a Notice of Default from the Custodian, in which the Custodian shall identify the MERS Designated Mortgage Loans with respect to which such Event of Default has occurred (the "Affected Loans"), the Electronic Agent shall modify the investor fields and/or servicer fields to reflect the investor and/or servicer on the MERS(R) System as the Buyer or its designee with respect to such Affected Loans. Following such Notice of Default, the Electronic Agent (i) shall not permit the Seller to change any MERS fields, (ii) shall follow the instructions of the Buyer or Custodian with respect to the Affected Loans without further consent of the Seller, and (iii) shall deliver to the Custodian any documents and/or information (to the extent such documents or information are in the possession or control of the Electronic Agent) with respect to the Affected Loans requested by the Buyer or Custodian (acting at Buyer's direction).

      (c) Upon the Buyer's or Custodian's (acting at Buyer's direction) request and instructions, and at Seller's sole cost and expense, the Electronic Agent shall deliver to the Custodian or the Custodian's designee, with respect to each Affected Loan as to which a request is made, an Assignment of Mortgage from MERS, in blank, in recordable form but unrecorded, provided, however, that the Electronic Agent shall not be required to comply with the foregoing unless the costs and expenses of doing so shall be paid by the Seller or a third party.

      (d) The Electronic Agent shall promptly notify the Custodian if it has actual knowledge that (i) any mortgage, pledge, lien, security interest or other charge or encumbrance exists with respect to any of the MERS Designated Mortgage Loans other than in favor of the Buyer or Custodian, or (ii) if any party (other than the Buyer or Custodian) is listed on the MERS(R) System as Interim Funder with respect to any of the MERS Designated Mortgage Loans (provided, that the parties hereto understand and agree that the Custodian is not intended or required to be listed as Interim Funder with respect to any of the MERS Designated Mortgage Loans). Upon the reasonable request of the Buyer or Custodian, the Electronic Agent shall review the field designated "interim funder" and shall notify the Custodian (acting at Buyer's direction) if any Person (other than the Buyer or Custodian) is identified in the field designated "interim funder."

      (e) In the event that (i) the Seller, the Electronic Agent or MERS shall be served by a third party with any type of levy, attachment, writ or court order with respect to any MERS Designated Mortgage Loan or (ii) a third party shall institute any court proceeding by which any MERS Designated Mortgage Loan shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the Electronic Agent shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.

      (f) Upon the request of the Buyer or Custodian (acting at Buyer's direction), the Electronic Agent shall run a query with respect to any and all specified fields with respect to any or all of the MERS Designated Mortgage Loans to ensure that they have been registered in accordance with the terms of this Agreement and, if requested by the Buyer or Custodian (acting at Buyer's direction), shall change the information in such fields in accordance with the Buyer's

                                   Annex 19-4

Custodian's (acting at Buyer's direction) instructions. The Seller hereby expressly authorizes the Electronic Agent to comply with any such instructions of the Custodian.

      (g) At the request of the Servicer, with respect to any MERS Designated Mortgage Loan, or, in the case of an Event of Default, at the request of the Buyer or Custodian (acting at Buyer's direction), MERS, as mortgagee of record for the MERS Designated Mortgage Loans, shall take all such actions as may be required by a mortgagee in connection with servicing the MERS Designated Mortgage Loans, including, but not limited to, executing and/or recording, any modification, waiver, subordination agreement, instrument of satisfaction or cancellation, partial or full release, discharge or any other comparable instruments, and only if such costs and expenses are paid by the Seller or a third party; provided, that whether or not an Event of Default shall exist, MERS shall not execute or record any such instrument without the prior written consent of the Buyer or Custodian (acting at Buyer's direction).

      (h) MERS shall cause certain officers of the Custodian to be appointed officers of MERS with respect to the MERS Designated Mortgage Loans, with the power to wield all of the powers specified in the form of corporate resolution used to appoint such officer attached hereto as Exhibit D.

SECTION 5. SELLER'S AUTHORIZATION.

      (a) The Seller expressly agrees that, upon the occurrence of an Event of Default, the Custodian is authorized to submit a Notice of Default to the Electronic Agent accompanied by a list of Affected Loans. The Seller authorizes the Electronic Agent, upon receipt of a Notice of Default, to terminate the Seller's access to the MERS(R) System with respect to the Affected Loans and to replace the Seller with the Buyer or its designee in the "investor," "servicer" and/or "subservicer" fields. Upon Seller curing any such Event of Default, Seller shall be allowed access to the MERS(R) System with respect to the Affected Loans and Seller or its designee will replace the Buyer in the "investor," "servicer" and/or "subservicer" fields.

      (b) The Seller authorizes the Electronic Agent to appoint certain officers of the Custodian as officers of MERS with respect to the MERS Designated Mortgage Loans and further authorizes such appointed officers to take any of the actions authorized under the corporate resolution attached hereto as Exhibit D.

SECTION 6. ACCESS TO INFORMATION; REPORTS.

      Upon the request of the Buyer or Custodian (acting at Buyer's direction), the Electronic Agent and MERS will promptly (and in any event no later than two business days after request) furnish the Custodian or its respective auditors and regulators information in their possession with respect to the MERS Designated Mortgage Loans and shall permit them to inspect the Electronic Agent's and MERS' records relating to the MERS Designated Mortgage Loans at all reasonable times during regular business hours.

                                   Annex 19-5

SECTION 7. REPRESENTATIONS OF THE ELECTRONIC AGENT AND MERS.

      The Electronic Agent and MERS hereby represent and warrant as of the date hereof that:

      (a) each of the Electronic Agent and MERS has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

      (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

      (c) this Agreement has been duly executed and delivered on behalf of the Electronic Agent and MERS and constitutes a legal, valid and binding obligation of the Electronic Agent and MERS enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law); and

      (d) the Electronic Agent and MERS will maintain at all times insurance policies for fidelity and errors and omissions in amounts of at least three million dollars ($3,000,000) and five million dollars ($5,000,000) respectively, and a certificate and policy of the insurer shall be furnished to the Custodian upon request and shall contain a statement of the insurer that such insurance will not be terminated prior to 30 days' written notice to the Custodian.

SECTION 8. REPRESENTATIONS OF THE SELLER.

      The Seller represents and warrants as of the date of this Agreement that:

      (a) the Seller has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

      (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

      (c) this Agreement has been duly executed and delivered on behalf of the Seller and constitutes a legal, valid and binding obligation of each of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency,

                                   Annex 19-6
reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

SECTION 9. REPRESENTATIONS OF THE CUSTODIAN.

      The Custodian represents and warrants as of the date of this Agreement that:

      (a) the Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

      (b) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

      (c) this Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of each of the Custodian and assuming the valid authority of each other party with respect to the execution, delivery and performance of this Agreement, is enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

SECTION 10. COVENANTS OF MERS.

      (a) MERS shall (a) not incur any indebtedness other than in the ordinary course of its business, (b) not engage in any dissolution, liquidation, consolidation, merger or sale of assets, (c) not engage in any business activity in which it is not currently engaged, (d) not take any action that might cause MERS to become insolvent, (e) not form, or cause to be formed, any subsidiaries,
(f) maintain books and records separate from any other person or entity, (g) maintain its bank accounts separate from any other person or entity, (h) not commingle its assets with those of any other person or entity and hold all of its assets in its own name, (i) conduct its own business in its own name, (j) pay its own liabilities and expenses only out of its own funds, (k) observe all corporate formalities, (l) enter into transactions with affiliates only on each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an affiliate, (m) pay the salaries of its own employees from its own funds, (n) maintain a sufficient number of employees in light of its contemplated business operations, (o) not guarantee or become obligated for the debts of any other entity or person, (p) not hold out its credit as being available to satisfy the obligation of any other person or entity, (q) not acquire the obligations or securities of its affiliates or owners, including partners, members or shareholders, as appropriate, (r) not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any

                                   Annex 19-7
other person or entity (except for cash and investment-grade securities), (s) allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of any affiliate, (t) use separate stationery, invoices, and checks bearing its own name, (u) not pledge its assets for the benefit of any other person or entity, (v) hold itself out as a separate identity, (w) correct any known misunderstanding regarding its separate identity, (x) not identify itself as a division of any other person or entity, and (y) maintain adequate capital in light of its contemplated business operations.

      (b) MERS agrees that in no event shall MERS' status as mortgagee of record with respect to any MERS Designated Mortgage Loan confer upon MERS any rights or obligations as an owner of any MERS Designated Mortgage Loan or the servicing rights related thereto, and MERS will not exercise such rights unless directed to do so by the Custodian.

      (c) MERS and the Electronic Agent agree that upon the receipt of a Notice of Default from the Custodian accompanied by a list of Affected Loans, the Electronic Agent will (at the sole cost and expense of the Seller and only if such costs and expenses are paid by the Seller or a third party) deliver to the Custodian, or its designee, an Assignment of Mortgage for each of the Affected Loans, executed by MERS in blank and in recordable form, and any documents and/or information with respect to the Affected Loans (to the extent such documents or information are in the possession or control of the Electronic Agent or MERS) requested by the Buyer or Custodian (acting at Buyer's direction), and the Electronic Agent will (and will cause MERS to) at the request of the Buyer or Custodian (acting at Buyer's direction), modify the investor, servicer and/or subservicer fields to reflect the Buyer, a "non-MERS member" or such other MERS member as the Buyer or Custodian (acting at Buyer's direction) designates as the "investor," "servicer," and/or "subservicer" on the MERS(R) System.

      (d) MERS agrees that each officer of the Custodian who has been appointed an officer of MERS in accordance with Section 4(h) above has the right, by Assignments of Mortgage, to assign and transfer all of MERS' right, title and interest in the MERS Designated Mortgage Loans subject to such Assignments of Mortgage. At the request of the Buyer or Custodian (acting at Buyer's direction), MERS will enter into and/or acknowledge or confirm any such Assignment of Mortgage.

SECTION 11. COVENANTS OF SELLER.

      The Seller covenants and agrees with the Buyer and the Custodian that:

      (a) with respect to each MERS Designated Mortgage Loan, the Seller will not identify any party as Interim Funder on the MERS(R) System;

      (b) the Seller will provide the Custodian with MERS Identification Numbers for each MERS Designated Mortgage Loan;

                                   Annex 19-8

      (c) upon the receipt of a Notice of Default from the Custodian accompanied by a list of Affected Loans, the Seller will (at the sole cost and expense of the Seller) execute and deliver to the Custodian or its designee, Assignments of Mortgage for the Affected Loans, in blank, in recordable form but unrecorded;

      (d) each officer of the Custodian, who has been appointed an officer of MERS in accordance with Section 4(h) above, has the right to assign and transfer all of MERS' right, title and interest in each MERS Designated Mortgage Loan subject to an Assignment of Mortgage. At the request of the Buyer or Custodian (acting at Buyer's direction), the Seller will enter into and/or acknowledge or confirm any such Assignment of Mortgage; and

      (e) the Seller will cooperate with any request from the Buyer, Custodian or the Electronic Agent regarding access to information contained in the MERS(R) System and agrees to assist the Buyer or Custodian if the Seller can act to expedite or enhance any such request.

SECTION 12. NO ADVERSE INTEREST OF THE ELECTRONIC AGENT OR MERS.

      By execution of this Agreement, the Electronic Agent and MERS each represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any MERS Designated Mortgage Loan. The MERS Designated Mortgage Loans shall not be subject to any security interest, lien or right to set-off by the Electronic Agent, MERS, or any third party claiming through the Electronic Agent or MERS, and neither the Electronic Agent nor MERS shall pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the MERS Designated Mortgage Loans.

SECTION 13. INDEMNIFICATION OF THE BUYER AND CUSTODIAN.

      The Electronic Agent agrees to indemnify and hold the Buyer, the Seller and the Custodian and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorneys' fees, that the Buyer, the Seller or the Custodian, as applicable, may sustain arising out of any breach by the Electronic Agent of this Agreement, the Electronic Agent's negligence, bad faith or willful misconduct, its failure to comply with the Buyer's or Custodian's instructions hereunder or to the extent caused by delays or failures arising out of the inability of the Buyer, the Seller, the Custodian or the Electronic Agent to access information on the MERS(R) System. The foregoing indemnification shall survive any termination or assignment of this Agreement.

SECTION 14. RELIANCE OF THE ELECTRONIC AGENT.

      (a) In the absence of bad faith on the part of the Electronic Agent, the Electronic Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate or other document

                                   Annex 19-9
furnished to the Electronic Agent, reasonably believed by the Electronic Agent to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement.

      (b) Notwithstanding any contrary information which may be delivered to the Electronic Agent by the Seller, the Electronic Agent may conclusively rely on any information or Notice of Default delivered by the Custodian, and the Seller shall indemnify and hold the Electronic Agent harmless for any and all claims asserted against it for any actions taken in good faith by the Electronic Agent in connection with the delivery of such information or Notice of Default.

SECTION 15. FEES.

      It is understood that the Electronic Agent or its successor will charge such fees and expenses for its services hereunder as set forth in a separate agreement between the Electronic Agent and the Seller. The Electronic Agent shall give prompt written notice of any disciplinary action instituted with respect to the Seller's failure to pay any fees required in connection with its use of the MERS(R) System, and will give written notice to the Custodian at least thirty (30) days prior to any revocation of the Seller's membership in the MERS(R) System.

SECTION 16. RESIGNATION OF THE ELECTRONIC AGENT; TERMINATION.

      (a) The Buyer and the Custodian have entered into this Agreement with the Electronic Agent and MERS in reliance upon the independent status of the Electronic Agent and MERS, and the representations as to the adequacy of their facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Neither the Electronic Agent nor MERS shall assign this Agreement or the responsibilities hereunder or delegate their rights or duties hereunder (except as expressly disclosed in writing to, and approved by, Buyer) or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without providing the Custodian with at least 60 days' prior written notice thereof.

      (b) Neither the Electronic Agent nor MERS shall resign from the obligations and duties hereby imposed on them except by mutual consent of the Electronic Agent, MERS and Buyer, or upon the determination that the duties of the Electronic Agent and MERS hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Electronic Agent and MERS. Any such determination permitting the resignation of the Electronic Agent and MERS shall be evidenced by an Opinion of Counsel to such effect delivered to the Custodian which Opinion of Counsel shall be in form and substance acceptable to the Custodian. No such resignation shall become effective until the Electronic Agent and MERS have delivered to the Custodian all of the Assignments of Mortgage, in blank, in recordable form but unrecorded for each MERS Designated Mortgage Loan identified by the Custodian as owned by Buyer.

                                   Annex 19-10

SECTION 17. REMOVAL OF THE ELECTRONIC AGENT.

      (a) The Buyer or Custodian, with or without cause, may remove and discharge the Electronic Agent and MERS from the performance of its duties under this Agreement with respect to some or all of the MERS Designated Mortgage Loans by written notice from the Custodian to the Electronic Agent and the Seller.

      (b) In the event of termination of this Agreement, at the Seller's sole cost and expense, the Electronic Agent shall follow the instructions of the Buyer or Custodian (acting at Buyer's direction) for the disposition of the documents in its possession pursuant to this Agreement, and deliver to the Custodian an Assignment of Mortgage, in blank, in recordable form but unrecorded for each MERS Designated Mortgage Loan identified by the Custodian as owned by the Buyer. Notwithstanding the foregoing, in the event that the Buyer terminates this Agreement with respect to some, but not all, of the MERS Designated Mortgage Loans, this Agreement shall remain in full force and effect with respect to any MERS Designated Mortgage Loans for which this Agreement is not terminated hereunder. Notwithstanding any termination of this Agreement, the provisions of Section 13 shall survive any termination.

SECTION 18. NOTICES.

      All written communications hereunder shall be delivered, via facsimile or by overnight courier, to the Electronic Agent and/or the Buyer and/or the Seller and/or the Custodian as indicated on the signature page hereto, or at such other address as designated by such party in a written notice to the other parties. All such communications shall be deemed to have been duly given when transmitted by facsimile, or in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 19. TERM OF AGREEMENT.

      (a) This Agreement shall terminate: (i) upon termination by the Buyer pursuant to Section 17(a) hereof; (ii) upon termination by the Electronic Agent pursuant to Section 16(b) hereof; or (iii) upon the mutual written agreement by the parties hereto.

      (b) Upon the termination of this Agreement by the Electronic Agent pursuant to Section 16 hereof, or by Buyer pursuant to Section 17 hereof, or otherwise under Section 19(a), the Electronic Agent shall, at the Electronic Agent's sole cost and expense, execute and deliver to the Custodian or its designee an Assignment of Mortgage with respect to each MERS Designated Mortgage Loan identified by the Custodian, in blank, in recordable form but unrecorded. In the event that this Agreement is terminated by the Buyer or the Custodian without cause, the duties of the Electronic Agent in the preceding sentence shall be at the sole cost and expense of the Seller. In addition, the Buyer, the Custodian and the Electronic Agent may, at the sole option of the Buyer, enter into a separate agreement which shall be mutually acceptable to the parties with respect to any or all of the MERS Designated Mortgage Loans with respect to which this Agreement is terminated.

                                   Annex 19-11

SECTION 20. AUTHORIZATIONS.

      Any of the persons whose signatures and titles appear on Exhibit A hereto are authorized, acting singly, to act for the Buyer, the Custodian, the Seller or the Electronic Agent, as the case may be, under this Agreement. The parties may change the information on Exhibit A hereto from time to time but each of the parties shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit. In connection with the execution and delivery of this Agreement, the Seller, the Electronic Agent and MERS shall each deliver to the Buyer an opinion of counsel as to organization, due authorization and enforceability with respect to this Agreement.

SECTION 21. MERS DESIGNATED MORTGAGE LOANS NOT YET REGISTERED ON MERS(R) SYSTEM.

      The parties hereto acknowledge that there may elapse a period of time between the pledge of any MERS Designated Mortgage Loan by the Seller to the Custodian, and the completion of the registration of such Mortgage Loan on the MERS(R) System in accordance with the terms of the MERS Procedures Manual. The parties hereto agree that, upon the occurrence of an Event of Default under the Repurchase Agreement, and the delivery of a Notice of Default by the Custodian to the Electronic Agent, the Electronic Agent shall (i) take all actions requested by the Buyer or Custodian (acting at Buyer's direction) to register, on the MERS(R) System, all MERS Designated Mortgage Loans which, at the time of such Event of Default, have not yet been fully registered on the MERS(R) System by the Seller (each such Mortgage Loan, an "Incomplete MERS Designated Mortgage Loan") in accordance with the terms of the Agreement (including, without limitation, any actions set forth in Paragraph 10(a) above), and (ii) complete the investor, servicer and/or subservicer fields with respect to each such Incomplete MERS Designated Mortgage Loan in accordance with the directions of the Buyer or Custodian (acting at Buyer's direction). Provided, however, that the Electronic Agent shall not be required to comply with the foregoing registration requirement unless the costs and expenses associated with registering a Mortgage Loan on the MERS(R) System and, if a separate registrar is used, the reasonable cost of such registrar, shall be paid by the Seller. If a separate registrar registers the loans on the MERS(R) System on behalf of the Buyer and/or Custodian, such registrar shall not be deemed an agent of MERS. The registrar shall be solely an agent for the Buyer and/or the Custodian, and MERS is only giving consent to the Buyer and/or Custodian to use a registrar to enter information on the MERS(R) System on behalf of the Buyer and/or the Custodian.

SECTION 22. AMENDMENTS.

      This Agreement may be amended from time to time only by written agreement of the Buyer, the Custodian, the Seller and the Electronic Agent.

                                  Annex 19-12

SECTION 23. SEVERABILITY.

      If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent required by law.

SECTION 24. BINDING EFFECT.

      This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 25. GOVERNING LAW.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      THE BUYER, THE CUSTODIAN, THE SELLER, THE ELECTRONIC AGENT AND MERS EACH IRREVOCABLY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, OR IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT EXPRESSLY AND IRREVOCABLY ASSENT AND SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING.

SECTION 26. WAIVER OF JURY TRIAL.

      THE BUYER, THE CUSTODIAN, THE SELLER, THE ELECTRONIC AGENT AND MERS EACH IRREVOCABLY AGREES TO WAIVE ITS RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING AGAINST IT ARISING OUT OF, OR RELATED IN ANY MANNER TO, THIS AGREEMENT OR ANY RELATED AGREEMENT.

SECTION 27. EXECUTION.

      This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

SECTION 28. CUMULATIVE RIGHTS.

      The rights, powers and remedies of the Electronic Agent, MERS, the Seller, the Custodian and the Buyer under this Agreement shall be in addition to all rights, powers and

                                  Annex 19-13
remedies given to the Electronic Agent, MERS, the Seller, the Custodian and the Buyer by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Buyer's rights in the Mortgage Loans.

SECTION 29. STATUS OF ELECTRONIC AGENT.

      Nothing herein contained shall be deemed or construed to create a partnership, joint venture between the parties hereto and the services of the Electronic Agent and MERS shall be rendered as independent contractors for the Buyer and the Seller. Other than the obligations of the Electronic Agent and MERS expressly set forth herein, the Electronic Agent and MERS shall have no power or authority to act as agent for the Buyer, the Custodian or the Seller pursuant to any grant of authority made under or pursuant to this Agreement.

SECTION 30. MOST FAVORED STATUS.

      The Electronic Agent and MERS each agree that should the Seller enter into an agreement similar to this Agreement which by its terms is more favorable to such other Person, the terms of this Agreement shall be deemed automatically amended to include each additional more favorable provision contained in such agreement. The Electronic Agent, MERS and the Seller further agree to execute and deliver an amendment to this Agreement evidencing such provisions, provided that the execution of such amendment shall not be a precondition to the effectiveness of such amendment, but shall merely be for the convenience of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

                                  Annex 19-14

      IN WITNESS WHEREOF, the Buyer, the Custodian, the Disbursement Agent, the Seller, the Electronic Agent and MERS have duly executed this Agreement as of the date first above written.

                                               OAK STREET MORTGAGE LLC

                                               By ______________________________
                                                  Name:
                                                  Title:

                                               Address for Notices:
                                               [Seller's Address]
                                               Attention:

                                             CDC MORTGAGE CAPITAL INC., as Buyer

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             Address for Notices:
                                             9 West 57th Street
                                             New York, N.Y. 10019
                                             Attention: Ray Sullivan
                                             Telecopier: (212) 891-3347
                                             Telephone No.: (212) 891-5815

                                             With a copy to:

                                             9 West 57th Street
                                             New York, NY 10019
                                             Attention: Al Zakes, Esq.,
                                             General Counsel
                                             Telecopier No.: (212) 891-1922
                                             Telephone No.: (212) 891-6137
                                             Email:albert.zakes@cdcixis-cmna.com

                                             And with a copy to:

                                             9 West 57th Street
                                             New York, NY 10019
                                             Attn: Michael Friedman
                                             Telecopier No.: (212) 891-6143
                                             Telephone No.: (212) 891-6261
                                             Email:m.friedman@cdcixis-na.com

                                             DEUTSCHE BANK NATIONAL TRUST
                                                COMPANY, as Custodian

                                             By ________________________________
                                                 Name:
                                                 Title:

                                             Address for Notices:
                                             1761 East St. Andrew Place
                                             Santa Ana, California 92705
                                             Attention: Mortgage Custody- OA040C
                                             Telecopier No.: (714) 247-6058
                                             Telephone No: (714) 247-6000

                                             MERSCORP, INC., as Electronic Agent

                                             By: _______________________________
                                                 Name: Sharon McGann Horstkamp
                                                 Title: Vice President

                                             Address for Notices:
                                             1595 Spring Hill Road, Suite 310
                                             Vienna, VA 22182
                                             Attention: Secretary
                                             Telecopier No.: (703) 748-0183
                                             Telephone No.: (703) 761-1270

                                             MORTGAGE ELECTRONIC
                                                 REGISTRATION SYSTEMS, INC.,

                                             By: _______________________________
                                                 Name: William C. Hultman
                                                 Title: Secretary/Treasurer

                                             Address for Notices:
                                             1595 Spring Hill Road, Suite 310
                                             Vienna, VA 22182
                                             Attention: Secretary
                                             Telecopier No.: (703) 748-0183
                                             Telephone No.: (703) 761-1270

                              EXHIBIT A TO ANNEX 19

                           LIST OF AUTHORIZED PERSONS

CUSTODIAN AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Custodian under this Agreement:

                      (See Annex 8 to Custodial Agreement)

BUYER AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Buyer under this Agreement:

                      (See Annex 6 to Custodial Agreement)

ELECTRONIC AGENT AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Electronic Agent under this
Agreement:

By: ___________________      By: ____________________

Name: _________________      Name: ______________

Title: ________________      Title: ______________

MERS AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for the Seller under this Agreement:

By: ___________________

Name: _________________

Title: ________________

                                   Annex 20-1

                             SELLER AUTHORIZATIONS:

Any of the persons whose signatures and titles appear below, or attached hereto, are authorized, acting singly, to act for MERS under this Agreement:

By:__________________     By:____________________      By:_____________________
Name:                     Name:                        Name:
Title:_______________     Title:_________________      Title:__________________

By:__________________     By:____________________      By:_____________________
Name:                     Name:                        Name:
Title:_______________     Title:_________________      Title:__________________

By:__________________     By:____________________      By:_____________________
Name:                     Name:                        Name:
Title:_______________     Title:_________________      Title:__________________

By:__________________     By:____________________      By:_____________________
Name:                     Name:                        Name:
Title:_______________     Title:_________________      Title:__________________

By:__________________     By:____________________      By:_____________________
Name:                     Name:                        Name:
Title:_______________     Title:_________________      Title:__________________

By:__________________     By:____________________      By:_____________________
Name:                     Name:                        Name:
Title:_______________     Title:_________________      Title:__________________

                                   Annex 20-2

                              EXHIBIT B TO ANNEX 19

                             MERS PROCEDURES MANUAL

                As Appears on the MERS web-site: www.mersinc.org

                                   Annex 20-3

                              EXHIBIT C TO ANNEX 19

                [DEUTSCHE BANK NATIONAL TRUST COMPANY LETTERHEAD]

                                NOTICE OF DEFAULT

Dated: _____________ ___, _____

MERSCORP, Inc.
[Address]

Ladies and Gentlemen:

      Please be advised that this Notice of Default is being issued pursuant to
Section 4(b) of that certain Electronic Tracking Agreement (the "Electronic Tracking Agreement"), dated as of July [__], 2004, by and among CDC Mortgage Capital Inc. (the "Buyer"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), Oak Street Mortgage LLC (the "Seller"), MERSCORP, Inc. (the "Electronic Agent") and Mortgage Electronic Registration Systems, Inc. ("MERS"). An Event of Default has occurred with respect to the Mortgage Loans listed on the attached Schedule 1 (including the mortgage identification numbers). Accordingly, the Electronic Agent shall not accept instructions from the Seller, the Servicer, any subservicer and from no party other than the Buyer or the Custodian with respect to such Mortgage Loans, until otherwise notified by the Buyer or the Custodian.

      Any terms used herein and not otherwise defined shall have such meaning specified in the Electronic Tracking Agreement.

                                        Deutsche Bank National Trust Company, as
                                          Custodian

                                        By: ____________________________________
                                            Name:
                                            Title:

                                   Annex 20-4

                              EXHIBIT D TO ANNEX 19

                          FORM OF CORPORATE RESOLUTION

                                   Annex 20-5

                                                                        Annex 20

                          FORM OF AGREEMENT AND RELEASE

                                     (Date)

CDC Mortgage Capital Inc.
9 West 57th Street
New York, NY 10019

      Re: Certain Mortgage Loans Identified on Exhibit A hereto (the "Mortgage Loans") and owned by Oak Street Mortgage LLC

      The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the Mortgage Loans, such release to be effective automatically without any further action by any party upon payment, in immediately available funds of $__________________, in accordance with the following wire instructions:

                                        ________________________________________

                                        ________________________________________

      In addition, the undersigned shall remove its name from the "interim funder" field on the mortgage electronic registry system maintained by MERSCORP, Inc. with respect to the Mortgage Loans within one business day following receipt of payment as set forth above.

                                         Very truly yours,

                                         [WAREHOUSE LENDER]

                                         By ____________________________________
                                            Name:
                                            Title:

                                   Annex 20-1

                                                           Exhibit A to Annex 20

                                 MORTGAGE LOANS

                                   Annex 20-2